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Automatic Data Processing, Inc.

(Name of Registrant as Specified In Its Charter)

William A. Ackman

Veronica M. Hagen

V. Paul Unruh

Pershing Square Capital Management, L.P.

PS Management GP, LLC

Pershing Square, L.P.

Pershing Square II, L.P.

Pershing Square International, Ltd.

Pershing Square Holdings, Ltd.

Pershing Square VI Master, L.P.

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On October 11, 2017, Pershing Square Capital Management, L.P. and certain affiliates posted the following material related to Automatic Data Processing, Inc. on www.ADPascending.com:

ADP Ascending October 2017

Disclaimer The information contained in this presentation (“Information”) is based on publicly available information about Automatic Data Processing, Inc. (“ADP” or the “Company”), which has not been independently verified by Pershing Square Capital Management, L.P. ("Pershing Square"). Pershing Square recognizes that there may be confidential or otherwise non-public information in the possession of ADP or others that could lead ADP or others to disagree with Pershing Square’s conclusions. This presentation and the Information is not a recommendation or solicitation to buy or sell any securities. The analyses provided may include certain forward-looking statements, estimates and projections prepared with respect to, among other things, general economic and market conditions, changes in management, changes in Board (defined below) composition, actions of ADP and its subsidiaries or competitors, the ability to implement business strategies and plans and pursue business opportunities in the human capital management industry. Such forward-looking statements, estimates, and projections reflect various assumptions by Pershing Square concerning anticipated results that are inherently subject to significant uncertainties and contingencies and have been included solely for illustrative purposes, including those risks and uncertainties detailed in the continuous disclosure and other filings of ADP with the Securities and Exchange Commission (“SEC”) at www.sec.gov. No representations, express or implied, are made as to the accuracy or completeness of such forward-looking statements, estimates or projections or with respect to any other materials herein. Actual results may vary materially from the estimates and projected results contained herein. The Information is made available exclusively by Pershing Square and not by or on behalf of ADP or its affiliates or subsidiaries or any other person. While certain funds managed by Pershing Square and its affiliates have invested in common shares of, and/or derivatives referencing, ADP and certain principals of Pershing Square may stand for election to serve on the board of directors of ADP, Pershing Square is not an affiliate of ADP and neither Pershing Square nor its principals or representatives are authorized to disseminate any information for or on behalf of ADP, and nor do we purport to do so. Pershing Square manages funds that are in the business of trading – buying and selling – securities and financial instruments. It is possible that there will be developments in the future that cause Pershing Square to change its position regarding ADP. Pershing Square may buy, sell, cover or otherwise change the form of its investment in ADP for any reason. Pershing Square hereby disclaims any duty to provide any updates or changes to the analyses contained herein including, without limitation, the manner or type of any Pershing Square investment. The Information does not purport to include all information that may be material with respect to ADP, Pershing Square’s proposed slate of directors, or any other matter. Thus, shareholders and others should conduct their own independent investigation and analysis of ADP, the proposed slate of directors, and the Information. Except where otherwise indicated, the Information speaks as of the date hereof. This presentation is neither an offer to purchase nor a solicitation of an offer to sell any securities of any investment funds managed by Pershing Square, ADP or any other person. This presentation relates to Pershing Square’s solicitation of proxies in connection with the 2017 annual meeting (the “Annual Meeting”) of stockholders of ADP. Pershing Square and certain of its affiliated funds have filed a definitive proxy statement and an accompanying GOLD proxy card with the SEC to be used to solicit proxies in connection with the Annual Meeting and the election of a slate of director nominees at the Annual Meeting (the “Solicitation”). PERSHING SQUARE STRONGLY ADVISES ALL STOCKHOLDERS OF ADP TO READ THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENT AND OTHER PROXY MATERIALS RELATED TO THE SOLICITATION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PERSONS WHO MAY BE DEEMED PARTICIPANTS IN THE SOLICITATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR, D.F. KING & CO., INC., 48 WALL STREET, 22ND FLOOR, NEW YORK, NEW YORK 10005 (CALL COLLECT: (212) 269-5550; CALL TOLL FREE: (866) 342-1635) OR EMAIL: ADP@DFKING.COM.

Introduction to Pershing Square Pershing Square is a concentrated, research-intensive, value investor We own high-quality businesses, often with a catalyst to unlock significant value Pershing Square has a strong activist track record as a long-term, value-creating shareholder Average return on 13Ds ~145% vs. ~16% for the S&P 500 index over the same periods (Source: 13DMonitor)(1) Our target holding period for our “active” investments is generally four to six years We are long-term shareholders seeking to help ADP achieve its full potential We have a $2.6bn investment in ADP; ADP is our largest investment representing ~25% of our capital under management ________________________________________________ Returns reflect performance of all of the companies for which Pershing Square has filed a 13D. The market index shown above has been selected for purposes of comparing the performance of an investment in the Pershing Square funds with a certain well-known, broad-based equity benchmark. The statistical data regarding the index has been obtained from Bloomberg and the returns are calculated assuming all dividends are reinvested. The index is not subject to any of the fees or expenses to which the Pershing Square funds are subject. Pershing Square is not restricted to investing in those securities which comprise this index, its performance may or may not correlate to this index and it should not be considered a proxy for this index. The volatility of an index may materially differ from the volatility of the Pershing Square funds’ portfolio. The S&P 500 is comprised of a representative sample of 500 large cap companies. The index is an unmanaged, float-weighted index with each stock's weight in the index in proportion to its float, as determined by Standard & Poor’s. The S&P 500 index is proprietary to and is calculated, distributed and marketed by S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC), its affiliates and/or its licensors. S&P® and S&P 500®, among other famous marks, are registered trademarks of Standard & Poor's Financial Services LLC.

Why We Invested in ADP The Human Capital Management (“HCM”) business is fundamentally attractive ADP is a great business with a very large opportunity to improve its operating efficiency, product and service offerings, growth, and long-term shareholder value The case for change is straightforward: For many years, ADP has underperformed its potential ADP can be substantially improved ADP’s underperformance can be fixed without increasing risk ADP can significantly accelerate its performance and strengthen its competitive position with improved operational efficiency and greater technology leadership

How We Think About ADP

ADP is comprised of three distinct "businesses," each with discrete growth drivers and profit opportunities

Segment:

Segment	Net Revenue[1]	% of Total	Pre-Tax Profit[2]	% Profit Margin	% of Total
Employer Services ("ES") — ADP's core business, a software and service-based delivery of payroll and a broad suite of "Beyond Payroll" HCM tools including business process outsourcing	$8.5bn	*87%*	$1.6bn	*19%*	*66%*
Professional Employer Organization ("PEO") — A fully-outsourced HCM solution where ADP becomes the legal co-employer of record and provides healthcare, workers compensation, etc.	$0.8bn	*9%*	$0.4bn	*48%*	*16%*
Client Fund Interest ("Float Income") — A ~100% margin profit stream derived from investing funds generated due to the timing delay between receipt of gross payroll funds from employers and payments to employees and tax authorities	$0.4bn	*4%*	$0.4bn	*~100%*	*18%*
	$9.8bn		**$2.4bn**	**25%**	

Table: ADP Overview (FY 2017)

(1) Adjusts PEO revenue to exclude pass-through costs of $2.6bn.
(2) Strips out allocated float income. Allocates "Other" expense of to Employer Services and PEO based on the % of Net Operational Revenue (ex-Float, ex-PEO Pass-Through).

4

ADP's Human Capital Management ("HCM") Business

	SMB (Small Business)	Mid-Market (Major Accounts)	Enterprise (National Accounts)	International & Multinational
% of ES Revenue	~25%	~35%	~20%	~20%
Client Size	1-49	50-999	1,000+	Varies
Key Product Offering	Payroll + Limited HCM	Payroll + HCM	Payroll + Full HCM	Payroll + HCM
Product Complexity	Low	Medium	High	High
ADP Primary Product	RUN by ADP	WorkforceNow	Vantage	GlobalView Streamline
Outsourcing	Often nothing or full, e.g., PEO	Full (PEO or ASO) or Limited	In-House or Limited (Payroll, Benefits, Recruiting)	In-House or Limited (Payroll, Benefits, Recruiting)
Key Direct Competitors	PAYCHEX	Paycor, PAYCHEX, paylocity, paycom, CERIDIAN, Ultimate Software	Ultimate Software, workday, ORACLE, CERIDIAN, SAP	ORACLE, SAP, NGA Human Resources, workday
ADP Competitive Position (Client Facing)	STRONG	STRONG	EXPOSED	STRONG

5

ADP Has Underperformed Its Potential and Can Be Substantially Improved

ADP’s Employer Services business is underperforming its potential Operating efficiency and margins are well below competitors’ and ADP’s structural potential Growth is below the industry and ADP’s potential, driven mostly by weakness in ADP’s Enterprise segment ADP can significantly improve its performance and competitive position with improved operational efficiency and greater technology leadership Employer Services, currently earning a ~19% operating margin, should achieve 35% or greater margins Employer Services’ growth can increase from ~5% to ~7%+ Achieving ADP’s structural potential will drive enormous shareholder value Increase in earnings of nearly 50% relative to the status quo ADP’s value can increase to $221 – $255 per share in less than four years The transformations of Solera and CDK, previously owned by ADP, provide a roadmap Summary: ADP has an Enormous Opportunity for Improvement

Key Evidence of ADP’s Operational Underperformance ADP’s labor productivity is 28% below its competitors’ (revenue per employee of $161k for ADP vs. $223k average for competitors) ADP’s Employer Services gross margins of ~58% are 1,600bps below the average gross margins of its competitors at ~74% Bloated support, siloed and manual implementations, and back-end technology deficiencies Corporate bloat and inefficiency: Excessive layers of management (~11) and limited spans of control (~5) Sub-optimal, dated business unit structure and siloed operations Real estate sprawl: 10mm sqft, >130 US offices, six US corporate HQs ADP’s technology spend is not yielding sufficient results – despite dramatically higher spend than competitors, ADP is not producing best-in-class products $859mm of total spend per annum and ~9,000 employees in technology “Innovative” R&D spend of $450mm per annum is a multiple of all competitors, yet ADP does not have a best-in-class offering in the enterprise market Legacy technology maintenance spend of $410mm per annum has increased despite platform migrations

Net Operational Revenue per Employee(1) (Ex-Float) ADP has a Substantial Opportunity to Improve its Labor Efficiency (2) Median: $232 Smallest Largest ES: ~$153 (2) Median: $223 Smallest Largest ES: ~$153 ________________________________________________ Note: Based on latest fiscal year end, as relevant. Note that Kronos and Ceridian are two privately-owned competitors which do not have full public financials. Net operational revenue excludes float income (“Funds Held for Clients”) and PEO Services pass-through costs (~$2.6bn for ADP, estimated at $165m for Paychex). Insperity Net Operational Revenue estimated based on TriNet’s gross margins. Estimated based on the average of two methodologies: (1) assumes ES achieved peer-level productivity on current headcount driving an additional $3.9bn of revenue with an estimated 40% margin flow-through implying a $1.5bn uplift in EBIT, and (2) assumes a headcount reduction on the current base of revenue at an estimated fully-burdened cost per employee of $70k, driving a $1.2bn EBIT uplift. Achieving competitor-level labor productivity would drive ~$1.4bn of profit uplift or ~1,600bps of margin improvement in Employer Services(3) ES: ~$212

ADP's Labor Productivity has Been Flat

- Revenue growth should drive operating leverage
- Industry-wide technological improvements including automation and product self-sufficiency should drive efficiencies and margins



Net Operational Revenue
Net Op. Revenue ($bn)
$10
$8
$6
$4
$2
$0
+55%
$6.0
$9.4
FY 2009 (1)
FY 2017



Headcount
Employees ('000)
70
60
50
40
30
20
10
0
+53%
38.0
58.0
FY 2009 (1)
FY 2017



Net Op. Revenue / Head
Net Op. Rev / Head ($'000)
$250
$200
$150
$100
$50
$0
+2%
$159
$161
FY 2009 (1)
FY 2017

(1) 2009 used as a starting point given the availability of segment headcount for Dealer Services (reported as 7k in 2009) in the 2009 Analyst Day presentation. Alternatively, net operational revenue per employee grew ~5% (~1% CAGR) using estimated 2011 headcount as a base. 2011 headcount estimated based on extrapolating Dealer Services headcount between the 7k reported in 2009 and CDK's reported 2014 headcount of 9k.

10

ADP has a Substantial Opportunity to Improve its Gross Margins

Adjusted Net Operational Gross Profit Margins[(1)] (%)



Largest
Smallest
100%
90%
80%
70%
60%
50%
40%
30%
Net Operational Gross Margin (%)
Recurring[(2)] Median: 74%
Median: 71%
60%
ES: ~58%
ADP (1)
Paychex
Workday
Ultimate
Insperity
TriNet
Cornerstone
Paycom
Paylocity
ADP
Excluding PEO (ADP)
SMB
Enterprise
PEO
HCM
Major Accounts
Recurring Adjusted Gross Profit

Achieving competitor-level gross margins would drive ~$1.35bn of profit uplift or ~1,600 of margin improvement in Employer Services[(3)]

(1) ADP's gross margins adjusted to exclude float income (-$397m) but add-back Systems Development and Programming Costs (+$628m) and Depreciation and Amortization (+$226m) to be more consistent with competitor gross margin presentation. Competitor gross margins have similarly been adjusted (as relevant) for comparability purposes. Gross profit margins presented as a percentage of adjusted net operational revenue, excluding float income and reporting the PEO net of pass-through costs.
(2) Excludes services and implementation revenue / associated gross profit.
(3) Assumes ES achieved competitor-level gross margins of 74% on $8.5bn of Net Operational Revenue.

11

ADP vs. Paychex

Paychex is a mature ADP competitor with a similar growth profile; yet, ADP's Employer Services trails Paychex significantly across all key metrics: revenue productivity, gross margin, and operational profit margin



Net Op. Revenue per Employee(1) ($'000)
Adjusted Gross Profit Margin(1,2) (%)
Adjusted Operational EBIT Margin(1,3) (%)
$161
$153
+38%
$214
$212
60%
58%
+1,600bps
74%
22%
19%
+2,200 bps
41%
ADP
Paychex
ADP (Employer Services)
Paychex (Excluding PEO)
Total: Including PEO, Net

(1) For both ADP and Paychex analysis excludes Client Funds and PEO pass-through costs. Paychex PEO pass-through estimated at $165m on ~$340m of gross PEO revenue. Assumes ADP has 2,500 dedicated PEO employees. Assumes Paychex has 650 dedicated PEO employees, 75% gross profit margins and 40% net operational profit margin.
(2) ADP's gross margins adjusted to exclude float income (-$397m) but add-back Systems Development and Programming Costs (+$628m) and Depreciation and Amortization (+$226m) to be more consistent with competitor gross margin presentation. Gross profit margins presented as a percentage of adjusted net operational revenue, excluding float income and reporting the PEO net of pass-through costs. Assumes ADP's PEO has a 72% net gross profit margin (excluding pass-throughs).
(3) Excludes float income and pass-through costs. Note ADP's Employer Services margin of 19%; ADP's PEO has a 48% net operational margin.

12

Why are Paychex’s Margins Higher than ADP’s? Jim Cramer: “You know, Marty, I was looking at your margins versus the margins of automatic data [ADP], which does large [clients], and I noticed your margins are appreciably better…” Paychex CEO, Marty Mucci: “…[Y]ou know, the margins are strong because we keep expense out of the business – we’ve never really let it in – few layers of management, and we really make sure that our process is very tight as far as how fast we can on-board clients and then service them… We started seven or eight years ago realizing that we had to invest a lot more in technology. We reduced our costs on the operations side and invested all those dollars in technology… ________________________________________________ Note: Marty Mucci, Paychex CEO, on Jim Cramer’s Mad Money. October 3, 2017. The vast majority of the opportunity to expand ADP’s margins will come from basic operational efficiency initiatives and leveraging technology to implement and service ADP’s clients in a more efficient manner

ADP vs. Paychex: the Gap is Widening

While Paychex historically generated similar Net Operational Revenue per Employee to ADP (from 2008-2011), it has dramatically outperformed ADP since 2011

Net Operational Revenue per Employee[1] ($'000)



Operational Revenue per Head ($'000)
$250
$200
$150
$100
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
ADP (2)
Paychex (3)

Net Operational Revenue Benchmarking Per Employee[3,4] ($'000)



Operational Revenue Per Head ($'000)
$250
$200
$150
$100
+1.4x
4.4% CAGR
$159
$158
$161
$214
2009A
2017A
ADP
Paychex

Note: Paychex has a fiscal year end May 31 as compared to ADP's fiscal year end of June 30. Source: SEC public financials and/or financial press releases.

(1) For both ADP and Paychex analysis excludes Client Funds and PEO pass-through costs.

(2) 2008-2014 includes Dealer Services given lack of consistent disclosure. 2015 through 2017 excludes Dealer Services. Note that dealer services had revenue per employee of ~$220k at the time of the spinoff from ADP.

(3) PEO estimated at ~11% of total revenue based on management commentary noting PEO comprises ¼ of HRS revenue (Q2'2017 earnings call), growing double-digits. Pass-through costs estimated at $165m. Adjusted results for Paychex change in accounting with respect to PEO pass-through costs in FY'2014. Assumed PEO has achieved a 15% CAGR since 2011, consistent with management commentary.

(4) ADP excludes Dealer Services in both periods. 2009 employee headcount excluding Dealer Services based on disclosure from ADP's March 2009 Analyst Day presentation.

14

A Comparison to Paychex is Revealing

- **ADP directly competes with Paychex mostly in Small Business**
- **If ADP's ~$2bn Small Business segment had Paychex's ~41% margin,[(1)] it would achieve ~$820mm of operating profit from this sub-segment alone. This would imply the rest of the Employer Services business earns only ~12% operating margins on $6.5bn of revenue**

Implied Employer Services Margin Ex-SMB



$8.5bn
$6.5bn
~$2bn
x41%
$1.6bn
~$0.8bn
Implies all other ES revenue margins of ~12%
Net Op. ES Revenue ($bn)
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
Net Operational Revenue
Operational Profit
ADP Small Business ("SMB") @ Paychex Profitability
Implied All Other Employer Services

Note: Excludes float income. Paychex margins exclude pass-through costs. ADP's ~19% ES margin allocates corporate overhead as a percent of net operational revenue.

15

But We Are Being Too Conservative... Paychex is Really Comparable to ~$3bn of ADP's ES Business

> *"Our client base in the mid-market is about a little bit over 6% of our total clients. And you can assume that, from a revenue standpoint, that's three to four times what our client base is [18-24%], if that helps."*
>
> \- Efrain Rivera, Paychex CFO (Dec 21, 2016)

- Paychex has ~35k clients and ~$0.7bn of revenue in its mid-market business (avg. 75-100 EEs),(1) comparable to the smaller client sub-vertical of ADP's mid-market (~$1bn of ADP revenue)

ADP vs. Paychex: Revenue Composition by Underlying Client Size

Implied ADP Employer Services Margin Excl. Paychex Comparable Revenue



Net Op. ES Revenue ($bn)
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
$2.8bn
~$0.6bn
~$2bn
$8.5bn
$1.8bn
$1.7bn
~$2bn
~$1bn
~$2bn
Paychex
ADP
ADP Mid-Market (50-999)
$8.5bn
~$5.5bn
~$1bn
~$2bn
x41%
$1.6bn
~$0.4bn
~$0.8bn
Net Operational Revenue
Operational EBIT
Implies all other ES revenue (>150 EEs) margins of ~6%
SMB (1-49)
Small-Mid Market (50-149)
Large-Mid Market (150-999)
Enterprise (1,000+)
International
All Other

(1) "EEs" is an ADP / HCM industry term which denotes the number of underlying employees per client.

16

The Mid-market and Enterprise Segment are Also Structurally High-Margin Although pricing power declines with client size, larger customers cost less to serve and have much higher retention (driving lower selling expense) All of ADP’s competitors in the mid-market and enterprise have gross profit margins of mid-70s% to mid-80s% on recurring revenue Many of ADP’s competitors in the mid-market and enterprise are sub-scale and rapidly growing, which reduces their stated margins Growth drives higher upfront expenses for commissions and implementation Scale allows for leveraging of fixed costs, such as corporate G&A, service, infrastructure & technology, and R&D ADP’s competitors, such as Ultimate Software, expect to achieve 35-40% margins as they scale and their growth slows “…If I go out to the kind of the ending, when growth really slows, I think you would look at a company like Paychex, and you could see kind of the margin in that 35% to 40% range.” – Mitch Dauerman, Ultimate Software, CFO (March 1, 2017) “I think a good way for you to think about it is $1 of [new] revenue costs us about $1 of sales [and] implementation expense.” – Gary Butler, ADP Former CEO (February 9, 2009) ADP’s mid-market and enterprise businesses, with their significant scale and more mature, slower growth profile, should be structurally high-margin

By P&L Item: ADP’s ES gross margins trail competitors by ~1,600bps (~58% vs. ~74%) Additional opportunities exist below gross profit: corporate restructuring, reduced spend on legacy technology, and sales force productivity By Business Mix: ADP’s various ES sub-segments are all structurally high-margin(1) Estimated margins by segment – SMB: ~41%, Mid-Market: ~35% to 45%, Enterprise: ~25% to 30%, and International: ~25% to 30% In our analysis, we adjust for modest business-mix differences between ADP and competitors, including ADP’s small HR outsourcing business ADP should benefit from its significantly larger scale, which we have not considered in our analysis of the margin opportunity ADP has an Enormous Margin Opportunity in ES Employer Services, currently earning a ~19% operating margin, should achieve 35% or greater margins ________________________________________________ See pages 62 – 77 of ADP: The Time Is Now (August 17, 2017) available at www.adpascending.com.

Wall Street Analysts See the Opportunity “[Pershing Square] did break out a number of analytically sound points that can add up to a sizeable benefit… ADP has been managed for risk-averse multi-year gain, it is appropriate to ask these tough questions and expect an answer on the likelihood of setting an aggressive target and trying to deliver on it.” – Ashwin Shirvaikar, Citi (Aug 17, 2017) “We believe there is likely a valid case for accelerated margin expansion at ADP, and there is merit in Pershing challenging the rate and pace at which ADP is driving efficiency in service delivery and addressing its legacy platforms. There is a 10-15 [percentage point] delta between ADP and competitor margins which cannot be easily explained by structural differences, ADP's business is more labor-intensive than peers, and examples exist (e.g., CDK) of successful margin expansion after spinning out of ADP.” – Lisa Ellis, Bernstein (Aug 31, 2017) “[W]e agree that there are significant margin expansion opportunities and expect the activist involvement to potentially help drive greater focus on improving the Employer Services margins going forward.”– Bryan Keane, Deutsche Bank (Sep 5, 2017) “We agreed with many of the points highlighted by Pershing… There is an opportunity to further improve margins. ADP's revenue [per] employee lags competitors reflecting multiple platforms and redundant service centers.”– Mark Marcon, Baird (Aug 18, 2017) ________________________________________________ Note: Permission to use quotations throughout this presentation neither sought nor obtained. Pershing Square assumes the unaffected stock price is $97, which is ADP’s closing price as of May 9, 2017, prior to Pershing Square’s accumulation of ADP shares and rumors of our investment in ADP. The unaffected price of $97 is equivalent to the average of analyst estimates: See Ashwin Shirvaikar, Citi (Aug 16, 2017); See David Grossman, Stifel (Sep 12, 2017); See Lisa Ellis, Bernstein (Sep 19, 2017). See also page 36 of Pershing Square’s Response To ADP’s September 12th Investor Presentation (September 25, 2017) available at www.adpascending.com. ADP’s current share price already includes some expectation that our activism will be successful; ADP’s unaffected share price is ~$97(1)

ADP’s Management Admits that its Margins Trail Competitors Carlos Rodriguez, President & CEO “…When you look at ADP's overall pretax operating margin, it's pretty darn good, but when I stack it up against other companies that are in similar industries to us, I think there is plenty of room there. So we have one or two competitors that have higher operating margins than we do [e.g. Paychex] and that would be a good example of how much space, how much room there is. “So we believe there is room inherently, but I think there are data points out there that would lead you to believe that a 20% pretax operating margin is nice, particularly for some other industries, but in our world it leaves, I think, plenty of room for improvement over the years.” ADP Sanford Bernstein Conference – May 29, 2013 Management should be held accountable to deliver margin expansion which, based on the company’s own statements, is clearly achievable

ADP is Falling Behind Competitors, Particularly in Enterprise HCM

ADP's board and management have not developed a best-in-class offering for the Enterprise market, a failure which has allowed competitors to capture meaningful market share and value at the expense of ADP

Change in HCM Client Count (Since Launch of Vantage)(1)



Est. ~40% directly comparable to ADP Enterprise
350
1,344
1,400
ADP (Vantage) (2)
Workday
Ultimate Software
Despite ADP's installed base (circa '11) of ~4k, a large client base to sell to

Change in Revenue (FY 2009 – FY 2017) ($bn)(3)



($0.2)bn
$1.5 bn
$0.6bn
ADP (Enterprise) (4)
Workday
Ultimate Software

Enterprise Value Creation (FY 2009 – FY 2017) ($bn)(5)



($1.3)bn
$20.2bn
$5.1bn
ADP (Enterprise) (6)
Workday
Ultimate Software

"In the case of an ADP…So I consider them a more coopetition. They're not really trying to be best to beat in HR…When I think about people that we compete against for cloud HR, performance, learning, recruiting… I'd say probably more Ultimate. That's where we want to dominate." – *Aneel Bhusri, Workday CEO, June 2, 2016*

(1) Presented as the change in client count from FY 2011 through FY 2017 (consistent with the launch of Vantage). Note client counts may not be directly comparable.
(2) Current Vantage count from 5/3/2017 commentary when ADP described having 350 live Vantage clients.
(3) Based on the change in revenue from FY 2009 – FY 2017. Workday 2009 revenue of $50m based on public news articles (Forbes. *Duffield Scores Biggest Round.* 4/30/2009).
(4) Fiscal year 2009 based on ADP's 2009 Analyst Day Investor Presentation. FY 2017 estimated at 20% of headline Employer Services revenue for comparability.
(5) Workday 2009 valuation based on its Series E private financing round, per Fortune. http://fortune.com/2012/10/15/the-vc-firm-that-turned-down-workday/
(6) Assumes 40% flow through from revenue to EBIT, a 33% tax rate and a 25x unlevered earnings multiple.

21

A Timeline of ADP Enterprise HCM

ADP chose not to develop a ground-up Enterprise HCM product in the 2009/10 timeframe out of concern for its impact on near-term earnings. Instead, ADP cobbled together its Vantage offering, which was largely a "wrapper" around legacy products. The results have been poor with lost share and value to Workday, Ultimate, and other competitors



ADP Enterprise HCM
ADP contemplates ground-up build of new Enterprise HCM, decides not to pursue this initiative
2010-2011: Mr. Rodriguez oversees National Accounts
"Vantage is I think our response to what is obviously a changing landscape… I think [Vantage and its functionality] will really create a real competitive differentiation for us." (1)
ADP launches Vantage
Mr. Rodriguez becomes CEO
17 clients on Vantage
ADP begins next-gen Enterprise HCM development (circa 2014-2015)
"I think our Vantage platform is still selling well."(2)
>100 clients implemented on Vantage
"We would have liked [the Vantage client count of ~275] to have been higher by now."(3)
ADP confirms they have "three major strategic projects that have been underway for a long time"(4) which are in beta testing
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Future
Competitive Landscape
Workday launches payroll
Ultimate reports ~$100m in recurring cloud revenue
Workday surpasses 100 customers
Ultimate surpasses 2,000 clients
Workday IPO; launches recruiting and unveils big data analytics
Workday announces plans to build out payroll for the UK and France; surpasses 500 clients
Workday surpasses 1,000 clients
Ultimate surpasses 3,000 clients
Ultimate >$500m in recurring cloud revenue; targeting ~$1bn by 2018 and ~$2bn by 2022
Workday surpasses 1,500 clients
Workday named a leader in Gartner's Magic Quadrant for HCM for mid- and large enterprises

(1) Carlos Rodriguez. Q3'2012 Earnings Conference Call. May 1, 2012.
(2) Carlos Rodriguez. Q2'2016 Earnings Conference Call. Feb 3, 2016.
(3) Carlos Rodriguez. Q1'2017 Earnings Conference Call. Nov 2, 2016.
(4) Lisa Ellis. Bernstein. *ADP vs. Ackman - Where do things stand, and what to do with the stock?* Sep 19, 2017.

22

Growth in ADP’s Employer Services is Decelerating Growth in Employer Services has decelerated in recent years and will require an unexplained inflection to meet ADP’s September 12th plan ________________________________________________ Source: ADP SEC financials, financial press releases. FY 2012 through FY 2016 based on ADP management’s “Constant Dollar Internal Revenue Growth” metric. FY 2017 based on ADP management’s “Organic Revenue Growth.” ADP’s Plan (‘18-‘20) calls for ES growth of 6-7%; will require ‘19-‘20 inflection (1) Employer Services Revenue Growth (%) ACA (“Obamacare”) related activity significantly boosts revenue growth ACA tailwinds fade, growth declines

ADP Can Grow More Quickly

With best-in-class technology capabilities, Employer Services could increase growth from mid-single-digits% to high-single-digits%

- **Employer Services has achieved a ~5% constant-currency organic revenue CAGR since 2009[(1)], *despite* Enterprise revenues *declining* ~10%[(2)] over that time frame (negative ~1% CAGR)**
  - Enterprise revenue has contracted from ~30% of ES revenue in FY 2009[(3)] to ~20% of ES revenue today[(4)] as the balance of the business has grown
- **If Enterprise had a best-in-class product and could grow in-line with the broader ES business, growth would accelerate from ~5% to ~7%**
  - A modest reduction in mid-market churn, including from its completed migrations to Workforce Now, can drive an additional ~50bps of growth per annum[(5)]
- **ADP's PEO business is underpenetrated (at 5% to 7% of ADP's addressable client base vs. 14% to 16% for the broader economy, see appendix page 14) with significant growth potential**
- **Additional growth drivers include: (1) big-data, (2) gig economy or other related HCM offerings, and (3) consumer-focused product extensions & adjacencies**

(1) Net operational revenues, excludes float allocations. Adjusts for currency and divestitures. Consistent with ADP's prior presentation of "Internal Revenue Growth."
(2) Based on ADP's 2009 Analyst Day disclosure as contrasted against recent comments (Q3'2017 Earnings Call).
(3) ADP 2009 Investor Day. Page 5.
(4) Q3'2017 ADP Earnings Call. "And so this business -- our upmarket business is a little less than 20% of our overall revenues."
(5) Assumes a 15% reduction in Mid-Market churn (estimated at ~9%) on ~$3.2bn in revenue.

24

Why is ADP Underperforming its Potential? ADP has enjoyed a decades-long, leading position in Payroll. The market has evolved to “Beyond Payroll” and integrated HCM Historically, ADP chose to buy rather than build its HCM “Beyond Payroll” capabilities – this requires integration of disparate products and operations of acquired companies ADP has migrated customers representing the vast majority of revenue and potential profit from disparate legacy platforms to its cloud-based, integrated HCM platforms but has not yet delivered on the commensurate efficiencies ADP has little focus on, and lacks world-class talent in, operations and continuous improvement, leading to broad but fixable corporate inefficiency Excessive layers of management and bureaucracy Sub-optimal and siloed business unit structure Sprawling real estate footprint at the corporate and service center level Inefficient and bloated support organization; products not designed for self-sufficiency Siloed and manual implementation teams Back-end technology deficiencies; excessive spend on legacy technology infrastructure Bloated and inefficient technology organization; despite spending levels which are multiples of peers, ADP is not producing best-in-class products (notably in enterprise), driving growth which is below potential and decelerating

Root Causes of ADP’s Underperformance Insular executive management team (see appendix page 51) Amongst senior leadership, no operating executive has worked at another company in the last decade and their average tenure at ADP is ~20 years Lacking in critical capabilities and no outside talent from best-in-class companies ADP’s insular and bureaucratic corporate culture hampers its ability to attract talent Many of ADP’s direct competitors rank among the best places to work As ranked by employees, ADP is last or second-to-last amongst its competitors Complacency with the status quo An attractive industry and favorable backdrop has convinced ADP its results are satisfactory, despite the fact that it significantly trails its competitors and its potential In response to our engagement, the company has put forward a plan which projects no improvement in its annual margin improvement targets Focus on the short-term and “hitting the numbers,” including a desire to only deliver marginal, incremental “progress” over time regardless of ADP’s potential and the need to stay at the forefront of the industry (a similar approach taken at CDK and Solera)

ADP’s Management Compensation Is Not Aligned With Its Potential Management compensation is not presently aligned with ADP’s potential: Executive compensation is set at a lower bar than ADP’s long-term plan and annual guidance Management has missed its own long-term targets on revenue, margins, and operating income growth Despite operational underperformance, non-operating items (tax, share buybacks) are aiding the achievement of annual compensation targets Only a small minority (~20%) of ADP’s Business Unit Presidents compensation appears to be tied to their actual business unit performance New business bookings does not appear to appropriately reflect the competitive environment or account for salesforce productivity Management R&D targets promote the relative mix of “innovative” R&D without actually incentivizing management to reduce legacy spend Incentives reward only incremental (vs. step-function) improvements in operating performance

ADP’s Response: The Status Quo

ADP Says to Shareholders That It Is Outperforming – But This is Not True

ADP's actual Total Shareholder Return ("TSR") of 141% trails its actual HCM competitors' TSR

ADP's *Purported* TSR	ADP's Actual TSR Since Mr. Rodriguez's Appointment as CEO

- ADP claims a 203% TSR over CEO Carlos Rodriguez's tenure and claims to be outperforming its "HCM-related" peers
- ADP's purported TSR is misleading:[1]
  - Uses the day after the CEO starts
  - Does not use the unaffected price; instead includes the increase in the stock price from Pershing Square's investment
  - Inappropriately includes CDK outperformance (CDK underperformed under ADP and was fixed by post spin-off board and management)
  - Uses a distorted "peer" group of largely unrelated companies to assert its "outperformance"



-50%
191%
Includes Subsequent IPOs (3)
165%
Public Competitors as of Nov 8, 2011 (2)
141%
126%
ADP
ADP Purported "HCM-Related Players" (Market Cap Weighted)
Actual HCM Competitors (Market Cap Weighted) (2,3)

ADP participates in an attractive industry and thus *should* have positive long-term performance, and *should* outperform the broader market (i.e., S&P 500)

The critical question is not whether ADP has outperformed the market, but rather – how has ADP performed relative to peers?

Source: Capital IQ; Total Shareholder Return. Dividend adjusted share price, assuming dividends reinvested (including CDK proceeds reinvested at time of spin-off).
(1) See pages 30-43 of *Pershing Square's Response To ADP's September 12th Investor Presentation* (September 25, 2017) available at www.adpascending.com.
(2) "Actual HCM Competitors" comprised of a market-cap weighted index of Paychex, Ultimate Software, Insperity, and Cornerstone OnDemand.
(3) Includes the TSR of competitors which went public subsequent to the TSR measurement date. The starting date for the respective competitors is the later of November 8, 2011 / May 9, 2012 (respectively) *or* the competitors' IPO date/price (for Workday, TriNet, Paycom and Paylocity).

29

Instead of Embracing the Opportunity, ADP Management Has Affirmed the Status Quo

On September 12th, ADP responded to Pershing Square and released its "Transformation Plan," which:

- **Is an affirmation of the status quo**
- **Delivers no meaningful improvement despite the fact that ADP significantly trails competitors and its potential**
- **Picks and chooses inconsistent data points to generate misleading and intellectually dishonest conclusions**

ADP's "Transformation Plan"



Adjusted EBIT (%)
+40-75 bps per annum
20%
21-22%
32%(1)
ADP, Current (FY 2017)
ADP's Long-Term Plan (FY 2020)
PSCM Plan (FY 2022)

*"[ADP's] rebuttal was, in our view, a confident, well-articulated, detailed, **reiteration of the status quo** for ADP, providing plenty of insightful incremental data points and disclosures, but **no material change to the financial outlook for the company**. ADP established three-year guidance for the first time, but the **guidance was consistent with its already-disseminated FY18 guidance and long-term business model**."* (2)

\- Lisa Ellis, Bernstein (Sep 13, 2017)

ADP's board and management have effectively said they can't do any better

(1) Presented on an as-reported basis for comparability purposes. Includes both Client Funds income and PEO pass-through revenues.
(2) Permission to use quotations throughout this presentation neither sought nor obtained. Emphasis added.

30

ADP’s “Transformation Plan” Delivers No Meaningful Improvement – Shareholders Should Demand More ADP claims to generate ~500bps of operational margin expansion from FY17 to FY20, but that’s not true – net operational margin expansion is just ~300bps (1) ~30% of this total net operational margin improvement is driven by PEO mix-shift, NOT underlying Employer Services margin expansion Most of the projected margin expansion is driven by operating leverage and flow-through, incremental margins on increasing revenues Projected Employer Services margins are increasing just ~200bps This increase is almost entirely driven by revenue growth, with projected flow-through, incremental margins of ~34% largely consistent with historical results Minimal impact projected or implied from ongoing initiatives (platform migrations, Service Alignment Initiative, various technology roll-outs, etc.) Targeted margin expansion is extremely limited and entirely inconsistent with management’s own qualitative assessment of their various initiatives underway Despite significantly trailing competitors in efficiency, management’s revised plan calls for just ~100-200bps of margin expansion over 3 years, slightly below to in-line with ADP’s long-term guidance (+50-75bps per yr.) ________________________________________________ Some fraction of ADP’s termed “Operating Leverage” driving operational margin expansion appears to directly net out against the PEO “pass-through drag” bucket in management’s margin bridge. Calculating Net Operational Margins, consistent with management’s own representation of its historical margin gains, yields projected margin expansion of ~300bps.

What are ADP’s margins by sub-segment? Is ADP earning comparable margins to Paychex in the Small-Business and Small Mid-Market portions of its business? Why is ADP’s absolute labor productivity so much lower than competitors? Why do ADP’s gross margins trail competitors so significantly? Is ADP’s sprawling corporate footprint (e.g. 6 corporate headquarters) appropriate? Does ADP’s business structure (aligned around underlying client size) make sense for ADP’s clients? What is the cost of this decision (in the form of siloed and duplicative service, implementation, sales and other functions)? What is the current roadmap for Enterprise migrations? What is the timeline and what are the milestones shareholders should use to evaluate management success? Why doesn’t ADP have a best-in-class product in enterprise? When will it? Why were Solera and CDK able to effectively double margins within ~4-5 years of spinning out from ADP but ADP never captured this opportunity? ADP Has Failed to Address the Following Questions: ADP’s failure to address or acknowledge many of our arguments is telling

ADP’s response fails to address the substance of our arguments ADP is fundamentally underperforming its potential and has an enormous margin improvement opportunity ADP’s board and management either (i) don’t recognize the magnitude of the opportunity, or (ii) are unwilling or unable to take the steps necessary to realize ADP’s full potential

ADP’s Underperformance Can Be Fixed Without Increasing Risk

ADP's Prior Dispositions Demonstrate The Opportunity For Improvement

Solera ("Claims Services")

Adjusted EBIT Margins (%)



+2.2x
18%
40%
ADP Owned
Solera
FY 2005A
FY 2011A

CDK ("Dealer Services")

Adjusted EBIT Margins (%)



+2.2x
16%
~35%
ADP Owned
CDK
FY 2014A
FY 2019E (Exit)

Solera Improvement, per Management

"[O]ur performance was strengthened by our guiding principle to always attack waste…. This included an effort to begin rationalizing our facilities and organizational assignments to drive unnecessary expense out of the business and to improve our customer intimacy by delayering the organization. We remain focused on executing our global pipeline of opportunities to improve our efficiency and reduce our waste."

Tony Aquila, Solera CEO, President, Chairman
Q4 2007 Earnings Call, Sept. 6, 2007

CDK Improvement, per Management

"What we have done with the Board is we said, listen, now is a perfect time for us; we are out [from ADP] 120 days. Let's look at all of our margins and see if there are areas we could get a lot more effective... Looking at our facility footprints. Are we optimized around facilities? And if we are not, what should we do... How effective are we relative to service or implementation and are we leveraging all the technologies available?"

Steven Anenen, Former CDK CEO
Q2 2015 Earnings Call, Feb. 5, 2015

ADP has recently sold yet another business (CHSA / COBRA to WageWorks) which is also poised to *double* margins (see appendix page 76)

These dispositions highlight ADP's inadequate business oversight and governance

Source: ADP, Solera and CDK Global financials. Adjusted EBIT as presented includes certain non-GAAP adjustments consistent with the company's individual presentation format.

35

CDK’s Board Took a Very Shareholder-Friendly Approach, Which Allowed CDK to Fulfill its Potential CDK’s board was totally refreshed as a result of the spinoff, and included the addition of two directors proposed by an activist shareholder. The new CDK board: Embraced the views of shareholders, which were explored with an open mind Hired consultants to do an independent and thorough review of the opportunity to improve performance Publicly announced a transformation plan with specific targets Tied management compensation to the company's plan and potential Oversaw the same management team which ran the business under ADP in its development of the transformation plan and its execution CDK’s business performance and stock price have benefitted greatly from its board’s open-minded, shareholder-friendly approach. CDK has delivered a total shareholder return of 108% in the three years since it was spun off by ADP (as compared to ADP’s 41% TSR over the same period)

Adj. Rev Growth (excl F/X): Adj. EBITA Margins: CDK embraced the views of shareholders, hired a consultant to evaluate its potential, and publicly announced a transformation plan. CDK’s financial results and share price performance have been consistently positive CDK: Dividend-Adjusted Share Price Performance 2015A 8% 18% Jun 16, 2015: CDK announces Transformation Plan to Strengthen the Business and Enhance Long-term Value 2016A 7% 22% 2017A 6% 26% May 23, 2016: CDK announces a comprehensive reorganization streamlining the organization around a new operating structure Aug 3, 2016: CDK reports FY 2016 results including FY 2019 target of Adj. EBITDA exit margin of 40% or above Oct 27, 2014: Sachem Head files 13D, announces 9.8% stake in CDK May 4, 2016: Elliott letter identifies an opportunity for CDK to expand Adj. EBITDA margins to 42% 2018E ~4-5% ~30% CDK Embraced the Views of Shareholders and Delivered on its Potential Aug 3, 2016: CDK adds two independent directors after agreement with Elliott Oct 1, 2014: CDK spins-out of ADP at $31 per share ________________________________________________ Source: CapIQ, CDK Global SEC financials and public press releases.

CDK Global: What Was CDK's Transformation Plan?

CDK's Transformation Plan is comprised of 200 discrete projects with individual project leaders

	Under ADP's Ownership / Post-Spin	CDK Transformation Plan
Segments	"Three separate entities" (1)	Simplified structure (5)
Product Sprawl	1,500 software version; 74 products (2)	<400 versions and declining (6)
R&D	"Seven R&D organizations reporting to six different places" (3)	"One global R&D organization" (7)
Sales	"Five sales organizations" (3)	"One sales organization" (7)
Billing Systems	12 different "old and clunky" systems (3)	"One system" (8)
Implementations	Overly cumbersome and lengthy product implementation process (4)	"Reducing average implementation times by approximately 30%" (9)
Complexity	Excessive "legacy complexity" (3)	Reducing complexity
Duplication	"Multiple organizations doing the same thing" (3)	Reducing duplication
Margins (%)	**"We're committed to an avg. 40-50 BPS of margin improvement over the next five years" (10)**	**~16% to ~35% over 5 years**

(1) CDK 8K (May 23, 2016).
(2) Q3'2016 Earnings Call (May 5, 2016).
(3) CDK at JPMorgan TMT Conference (May 24, 2016).
(4) CDK Global Investor Day (June 16, 2015).
(5) CDK 8K (May 23, 2016).
(6) CDK Fiscal 2017 Results (August 1, 2017).
(7) CDK at Robert W Baird Global, Consumer, Technology & Services Conference (June 9, 2016).
(8) Q2'2017 Earnings Call (February 2, 2017).
(9) Q1'2016 Earnings Call (November 3, 2015).
(10) ADP 2009 Analyst Day Presentation (March 25, 2009).

38

CDK’s Transformation Provides a Roadmap for ADP Restructuring the corporate organization to reduce business complexity, improve efficiency, and build a more client-centric structure Reducing management bureaucracy and bloat through fewer layers and larger spans of control Consolidating its sprawling real estate footprint Restructuring the service organization to provide superior client product support Investing to improve implementations through enhanced technology and automation tools Accelerating necessary product investments Assessing the current product portfolio and prudently managing platform migrations The similarities between the pre-transformation CDK and ADP are striking, including their organizational structures, business complexity and inefficiency arising from numerous acquisitions, corporate and management bloat, and cultures which lack accountability for operational efficiency and continuous improvement The transformation of CDK included many cultural and operational efficiency initiatives that can be applied to ADP

By adopting a CDK-like approach, ADP can become a more competitive and efficient company for the benefit of all stakeholders. This will drive increased margins, earnings, and long-term growth for ADP

Transformation Plan for ADP Commit to a transformation plan to achieve ADP’s potential Fix corporate structure, Business Unit silos, matrix structure, corporate inefficiency (real estate sprawl, bureaucracy, spans-and-layers) Deliver necessary product and back-end improvements Best-in-class enterprise HCM product Product automation and self-sufficiency to solve most “Tier 1” issues Automation of implementation and other processes Back-end improvements, including integration and upgrades Restructure support organization; focus on value-added services Plan product migrations for Enterprise, sunset back-end systems, and cut associated legacy spend, with some reinvestment in product and other back-end improvements and other growth initiatives (i.e., Big Data) Increase sales force productivity with better product offerings

ADP’s transformation should include two primary components: Operational efficiency improvements Improvements include corporate restructuring initiatives, service / support efficiencies, implementation automation, back-end technology improvements, and reduced spend on legacy platforms Will substantially increase operating margins, create a better client experience, and drive the vast majority of near-term earnings expansion Can be acted on near-term across nearly the entire business (excluding some legacy Enterprise customers which cannot move to Workforce Now) Technology and innovation leadership ADP is currently well-positioned in most of its business (excl. Enterprise) Technology improvements will most directly impact the performance of the currently deficient Enterprise sub-segment Enterprise is 20% of ES revenue, 15% of total revenue, and <10% of total profits With a best-in-class product, ADP’s growth rate, competitive position, and valuation multiple will increase ADP Transformation Plan: Operational Improvements & Technology Leadership

Action Item Staging / Timing Materiality to Earnings Increase(1) Improves Client Experience Materiality to Exit Growth Rate Corporate restructuring / reducing legacy silos / spans-and-layers Immediate N/M Geographic office consolidation / wage and tenure arbitrage Immediate N/M N/M Invest in automation of implementations Immediate Design products for self-sufficiency; restructure support organization, reduce labor intensity Near-Term Reduce back-end technology expense, sunset legacy systems Mid- to Long-Term N/M Accelerate Enterprise migrations Varies(2) N/M Launch a World-Class Enterprise Product Mid-Term Transformation Plan – Actions, Impact, and Timing ________________________________________________ Materiality to earnings as measured over the next 4-5 years. We believe many Enterprise clients may be eligible for Workforce Now which could be a low-risk solution that is immediately actionable. Operational Improvements: Across Essentially all of ES Technology: Enterprise

The Time is Now With the vast majority of revenue no longer on legacy platforms, ADP must deliver on its long-promised efficiencies post migrations For years, ADP has been highlighting efficiency opportunities post-migrations: ADP has recently said that it doubled its margins in its small business segment after migrations, and that it “anticipates similar benefits in mid- and up-markets,” but its margin targets include just 0 to 100 bps of contribution from such migrations Carlos Rodriguez, ADP President & CEO “…[P]art of the reason we're moving our clients to common platforms is to eliminate costs that today are being really used to maintain old legacy platforms that aren't focused on innovation… “So I think our need to invest more in R&D will be less if we have fewer platform[s] so that we think that would be obvious. But what's not so obvious and was the gist of the question, which is a great one is, I believe that the biggest leverage of this kind of simplification of our rationalization of platform is on the back office, the service costs, training costs, the frictional cost of selling…So we believe, based on some experience on conversions or migrations that we've already done, that there is a lot of potential operating leverage, not necessarily in the R&D side, but more on the operating costs side.” Bernstein Strategic Decisions Conference, May 29, 2013

The Time is Now (continued) ADP should promptly address its efficiency opportunities across the vast majority of its business where product migrations are no longer needed. This will be beneficial to clients and improve growth Small- (~25% of ES revenue) and Mid-market (~35%) migrations will be complete by year-end International and Multinational (~20%) generally do not require significant product migrations for efficiency improvements to be delivered Enterprise (~20% of ES, ~15% of total) will require product migrations over the coming years to achieve ADP’s full potential in this sub-segment Within Enterprise, we believe the majority of customers can and should be considered for migrations to Workforce Now.(1) This would accelerate the timing and reduce the risk of migrations while driving further platform density and efficiency For a small number of very large Enterprise clients, ADP needs a world-class Payroll and HCM offering to successfully complete these product migrations ________________________________________________ Workforce Now functions quite well for most companies with up to 3-4k employees. According to US census data (2014 County Business Patterns) ~75% of total businesses with more than 1k employees are in the 1-4k range; this is consistent with estimates of the percentage of ADP’s clients below ~4k employees we have heard from prior executives.

Margin Opportunity by Sub-Segment

- The vast majority (~75%) of the increase in Employer Services margins will be driven by improvements in the Small, Mid-Market, and International sub-segments
  - This margin expansion will be driven by basic operational efficiency
  - These improvements can be captured in the short- to medium-term, with no need for platform migrations

Illustrative Margin Bridge by Sub-Segment

	Migrations	Estimated % of ES Revenue	Estimated Current Margin (%)[2]	Illustrative Structural Margin Potential (%)	Contribution (bps)	% of Total Uplift
Employer Services						
Small Business	Complete	~25%[1]	30%[3]	40%	250	15%
Mid-Market	Nearly Complete	~35%	20%	40%	699	43%
Enterprise	Underway	~20%	~8%	28%	400	25%
International	N/M	~20%	14%	28%	273	17%
Employer Services (Operational, Ex-Float)		**100%**	**19%**	**35%**	**1,622**	**100%**

- We believe much of the revenue in Enterprise can be migrated to Workforce Now, which would accelerate and de-risk the Enterprise-related margin increases

(1) ADP management has indicated SMB is approximately ~20% of ES revenue. We estimate this is likely closer to 25% of ES revenue given recent growth.
(2) SMB and Enterprise margins estimated by PSCM. International based on 10-K disclosure (notably, adjusted to exclude an estimated $40m of float income). Mid-Market margins back-solved based on the blended ~19% operational margins.
(3) ADP CEO Carlos Rodriguez recently commented that ADP's SMB margins are "very close" to Paychex. (Source: CNBC, August 21, 2017) We suspect that likely does not compare ADP SMB on a like-for-like basis (excluding float, allocating corporate overhead), *but if it did*, it would suggest ADP is massively under-earning in the mid-market business.

46

A Transformation of ADP Will Not Increase Risk ADP has made vague and alarmist assertions about the risk of a transformation – claims which are not supported by facts and do not align with our proposals for improving ADP The vast majority of our proposed initiatives do not involve “touching” ADP’s clients or product migrations, but rather focus on improving ADP’s underlying operations The vast majority of the steps required to improve operating performance – such as reducing corporate bloat – are not risky and will improve ADP’s agility and ability to execute A small minority of the transformation of ADP will involve fixing current product sprawl in the company’s enterprise market (~20% of ES revenue, 15% of total revenue) After years of falling behind competitors, ADP needs to be held accountable for building or acquiring a best-in-class product for enterprise customers Despite ADP’s assertions that our plans are “risky,” we have highlighted sensible and risk-mitigating plans to address much of ADP’s legacy client issues – such as moving many of ADP’s legacy enterprise clients to the company’s existing Workforce Now product platform – an idea the company appears to have adopted since we proposed it(1) ADP’s status quo approach is itself risky ________________________________________________ We first suggested this as a potential strategy during our August 17th presentation. This was referenced by Stifel following our presentation: “One tidbit we found most interesting. The Enterprise market has been a known challenge for ADP and perhaps one of Pershing’s most interesting points was that they argued a substantial portion of the Enterprise market could run on WorkForce Now, ADP’s mid-market platform.” (Source: Stifel, Aug 17, 2017) More recently, management appears to be suggesting this to be a viable solution as noted by BMO: “[M]anagement…stated it could migrate some of the smaller Enterprise clients to its Workforce Now platform as Pershing suggested.” (Source: Jeff Silber, BMO Capital Markets, Sep 13, 2017).

A Transformation of ADP Will Not Require a Reset of Earnings While a transformation of ADP may require new or redirected investments, such investments should not cause a decline in ADP’s near-term earnings ADP’s technology R&D spend is already dramatically higher than competitors’ $859mm per annum of total R&D spend and ~9,000 employees in technology “Innovative” R&D spend of $450mm per annum is a multiple of all competitors “Innovation” R&D has substantially increased in recent years, supporting investment in major strategic initiatives (next-gen Enterprise HCM, a new payroll engine, etc.). The output from these investments remains to be seen Bloated legacy technology maintenance spend of $410mm per annum has increased despite platform migrations and should be substantially decreased Significant and immediate savings from operational efficiencies and reduced legacy technology spend will more than offset any necessary investments The transformations of CDK and Solera were highly successful, with immediate and consistent progress A transformation of ADP should provide for immediate and consistent improvement in performance, while driving significant long-term value for shareholders

ADP’s Employer Services business, currently ~2/3rds of profits and earning a ~19% operational margin, should achieve 35% or greater margins through improved operational efficiency ADP’s Employer Services business can increase its growth from ~5% historically to ~7%+ with greater technology leadership Achieving ADP’s structural potential will drive enormous shareholder value

ADP Has The Potential to Drive Material Long-Term Value for Shareholders

Employer Services ("ES")

Status Quo	Transformation
▪ Continued ~3% – 5% growth from FY 2018 to 2022 ▪ Incremental margin improvement of +50-75bps per annum after FY'18	▪ Growth accelerates from ~3% to ~7% by FY 2022 ▪ Enormous margin opportunity from ~19% to mid-to-high-30s% potential

Professional Employer Organization ("PEO") – Status Quo / Transformation

- Continued secular growth from underpenetrated base
- Conservatively assuming 12% growth (vs. 15% last 5 years)

Client Fund Interest ("Float Income") – Status Quo / Transformation

- Client fund balances conservatively assumed to grow ~3%
- Yield on float increasing from ~1.7% to ~2.6% based on forward curve

Results:	Status Quo	Transformation
EPS (FY 2022)	$5.90	$8.70
P/E Multiple	24x	24x - 28x
Value, incl. Dividends (June 2021)	$152	$221 - $255

50

The Nominees for ADP’s Transformation

Overview of Our Engagement with the Board In late July, following rumors of our investment in ADP, we initiated a dialogue with ADP’s board. Our desire was to engage in private, constructive discussions about our views for value creation at ADP We requested that ADP extend its nomination deadline by one week so we could avoid confrontation and have private discussions. ADP rejected this request for no justifiable reason Rather than engage constructively, ADP released to the press a misleading representation of our engagement: (i) we have never sought control of ADP’s board, and (ii) throughout our engagement with the company we have been clear that we are open to working with existing management ADP subsequently rejected our Nominees to ADP’s board At a meeting with ADP’s board on September 5th we proposed a settlement whereby the board would expand by three and our Nominees would be added. ADP rejected this request ADP rejected our request to utilize a universal ballot A “just say no” response does not reflect good corporate governance ADP has behaved as if Pershing Square is trying to take control of the company and, following the advice of its expensive advisors, has adopted a “scorched earth” defense We are engaged in a proxy contest because ADP’s board has been unwilling to engage constructively with us despite overwhelming evidence of ADP’s underperformance

What We are Not Seeking We are not seeking control of the company We are seeking to add three independent directors (out of 10), with only one Pershing Square representative on the board We do not plan to alter the company’s dividend policy In fact, an acceleration of profits under our plan will allow for larger dividends and more capital to be returned to shareholders without changing the current distribution and capital return policy We do not plan to alter the company’s investment policy Prudent and risk-minimizing investment of the company’s client funds is paramount We do not plan to alter the company’s financial leverage or credit rating ADP is our largest investment. We do not believe it is necessary or sensible for the company to take any additional risks

ADP’s Governance Needs to Align to its Potential ADP’s primary governance deficiency has been (i) its failure to recognize ADP’s vast underperformance relative to its potential, and (ii) its failure to hold management responsible for delivering on this potential ADP’s longest-tenured directors have presided over ADP for years as it has underachieved its potential: Operating efficiency has trailed its competitors and its potential for years, with little improvement. Better board oversight may have prevented ADP’s various inefficiencies and bureaucracy from arising in the first place Did not appropriately elevate the need to invest and compete in Enterprise HCM, a failure which has allowed competitors to capture meaningful market share and value at the expense of ADP Oversaw the disposition of several assets which were vastly underperforming their potential – value that did not accrue to ADP’s shareholders(1) We are seeking to replace the three longest-tenured members of the Board ________________________________________________ While ADP shareholders received an economic interest in CDK, a substantial volume of shares traded in the weeks following the spinoff suggesting many of ADP’s shareholders sold their CDK interest immediately following the spinoff. Additionally, the value creation at CDK was only realized after various shareholder activists arrived and pushed the newly constituted board to engage in an efficiency initiative. There is no legitimate basis for crediting ADP’s board for the post-spin value creation at CDK.

The Choice for Shareholders The choice for shareholders is clear – support the status quo or support ADP in achieving its potential Pershing Square Plan – Achieve Potential Management – Status Quo “[N]o material change to the financial outlook for the company”(1) Nominal margin expansion (but significantly below competitors and potential) “[R]eiteration of the strategy and business outlook that the company has already had under way”(1) Requires meaningful increase in Employer Services’ growth to achieve long-term revenue guidance No concrete plan or urgency to fix ADP’s enterprise business Fresh perspectives and a focus on operational efficiency and margin expansion Achievement of efficiency and margins approaching ADP’s competitors and its potential Acting urgently to strengthen ADP’s competitive position, most notably in its Enterprise business Accelerated revenue growth Accelerated earnings growth ________________________________________________ Lisa Ellis. ADP vs. Ackman - Where do things stand, and what to do with the stock? Bernstein. September 19, 2017. Permission to use quotations neither sought nor obtained.

The Nominees for ADP’s Transformation Will Bring Fresh Perspectives & Relevant Skills to ADP’s Board To fulfill its potential, ADP’s board needs expertise in both (i) business transformation and operating efficiency and (ii) technology and the HCM industry ADP’s board already has relevant technology and HCM experience ADP’s own board skill set matrix suggests just 4 of 10 existing directors have technology and HCM industry experience(1) We are not seeking to replace any of these directors ADP’s board does not have directors with business transformation and operating efficiency experience We are proposing three directors to ADP’s board, The Nominees for ADP’s Transformation, who bring a shareholder orientation, fresh perspectives and relevant skills in business transformation and operating efficiency ________________________________________________ See page 39 of ADP: Driving Superior Results Through Market Leadership and Continuous Innovation (September 12, 2017).

Director since 2007 (10 years) Has overseen ADP’s underperformance relative to its peers and its potential No technology / HCM experience beyond ADP board role Divested assets which promptly doubled margins – didn’t see the opportunity As Audit Committee Chair, has presided over significant reduction in disclosure despite business simplification The Nominees for ADP’s Transformation Bring Relevant Skills and Fresh Perspectives The Nominees for ADP’s Transformation Incumbent Long-Tenured Directors John Jones (Board Chairman) Glenn Hubbard (Chair, Nominating & Governance) Eric Fast (Chair, Audit) William Ackman (CEO of Pershing Square Capital Management, LP) Veronica Hagen (Former Chief Executive Officer, Polymer Group) Paul Unruh (Former Vice Chairman, Bechtel) Director since 2005 (12 years) Has overseen ADP’s underperformance relative to its peers and its potential No technology / HCM experience beyond ADP board role Divested assets which promptly doubled margins – didn’t see the opportunity Prior Chairman and CEO of Air Products. Led Air Products underperformance – under Mr. Jones tenure, fell behind direct competitor, Praxair Director since 2004 (13 years) Serial board member; sits on an excessive number of boards Has overseen ADP’s underperformance relative to its peers and its potential No technology / HCM experience beyond ADP board role Divested assets which promptly doubled margins – didn’t see the opportunity No operating experience, business school dean Extensive management, financial and investment experience Significant public company board experience, including seven years as Chairman of Howard Hughes Corporation (217% TSR) Investor in the HCM industry for a decade Investments in a number of successful business transformations similar to ADP, providing valuable insights that can be applied to the benefit of ADP As one of the largest owners of ADP with a long-term outlook, total alignment with all shareholders Currently serves as a director of three large, highly respected publicly traded companies, including having served as lead director of Southern Company Successfully led and sold her business (Polymer Group) to Blackstone; continued as CEO under oversight of private equity Extensive global executive leadership experience in competitive industries where focus on operational efficiency and productivity were paramount to long-term success Personally invested over $300,000 in ADP common stock, more than any current ADP director Held several senior leadership positions at Bechtel (including Vice Chairman and CFO); obtained technology, finance, human resources, legal, and strategic planning expertise Significant experience on audit committees of public company boards (currently Chair of Symantec’s Audit and Risk Committee) Instrumental in leading the cost and business transformation at Symantec as a member of a board subcommittee responsible for generating >$400 million of cost savings Personally invested over $300,000 in ADP common stock, more than any current ADP director

Pershing Square has Extensive Experience Driving Operational Transformations

Operational Transformations – Significant Margin Expansion

	CP	AIR PRODUCTS	zoetis
Investment Duration	2011 – 2016	2013 – 2017	2014 – 2016
Thesis	▪ High quality business under earnings it potential, best evidenced against direct peer ▪ New CEO to drive comprehensive operational efficiency initiative	▪ High quality, stable business ▪ Significantly under earnings relative to its potential, best evidenced against direct peer	▪ Great business, under earning its potential; spinout of Pfizer ▪ Comprehensive operational efficiency initiative
Outcome	▪ **All 7 PSCM nominees elected to Board with >85% of the vote** ▪ Hunter Harrison named CEO ▪ CP 2012 Analyst Day details mid-30s margin target by '16 ▪ CP announces strong earnings results, achieving margin expansion significantly ahead of original timeline	▪ **Consensual resolution** ▪ Three Directors added to the Board; CEO John McGlade to retire; CEO search commences ▪ Seifi Ghasemi named as CEO, enacts transformation plan driving up margins substantially and divesting non-core assets	▪ **ZTS agrees to name PSCM member to Board and another independent director** ▪ Management announces comprehensive operational efficiency initiative; outlined plan to increase operating margins from 25% in 2014 to ~34% in 2017
Existing EBIT Margins / PSCM Projected Margins	**19% (2011) / 35% (Year 4)**	**15% (2013) / ~20% (Year 4)**	**25% (2014) / 34% (Year 3)**
Realized Margins (%)	**39% (Year 4)**	**~22% (Year 4)[2]**	**2017 Guidance: 34% to 35%[1]**
Total Shareholder Return[3]	**327% (35% annualized)**	**92% (16% annualized)**	**58% (22% annualized)**

Note: Excludes Chipotle, an ongoing investment, in its early stages. Each of the above case studies did not involve any significant change in strategy, they were premised on executing the existing strategy more successfully – driving significant margin expansion.

(1) https://zoetis.investorhq.businesswire.com/sites/zoetis.investorhq.businesswire.com/files/doc_library/file/ZoetisReportsSecondQuarter2017Results_PressRelease_080817.pdf

(2) Bloomberg consensus operating margin for FY 2017. APD's non-GAAP operating margin through FY Q3 is 21.3%.

(3) Based on the dividend adjusted share price from our initial purchases through the sale of PSCM's last share. (Source: Bloomberg)

58

With Support From Shareholders, ADP Can Create Enormous Value Add a major shareholder and two new independent directors to the Board Form Board Committee to oversee the transformation plan Hire an independent consultant to help develop detailed plan Evaluation of necessary product, technology, and operating enhancements required to deliver on ADP’s significant potential Evaluation of management necessary to execute transformation Redesign management incentives and compensation to align with transformation objectives and long-term value creation Highlight long-term opportunity to shareholders and outline path to achieve long-term potential Build a best-in-class HCM software, technology, and service company Step One Step Two Step Three Step Four Step Five

A Vote for The Nominees for ADP’s Transformation The election of The Nominees for ADP’s Transformation would add to the board: A major shareholder’s voice Fresh perspectives Relevant expertise in business transformation and operating efficiency Directors who are ADP shareholders with significant “skin in the game”(1) If elected, The Nominees for ADP’s Transformation will represent three of ten directors, with only one representative from Pershing Square These new directors will not have the ability to make unilateral changes to the company’s strategy or management, and instead will work with the other directors to seek consensus on the best outcome for all stakeholders While our nominees, if elected, will represent a minority of the board, their election by shareholders will provide a clear mandate for the reconstituted board to transform ADP into a more efficient, profitable and competitive company ________________________________________________ (1) Pershing Square has invested approximately $2.3 billion to acquire our stake in ADP. Our two independent nominees, Veronica M. Hagen and V. Paul Unruh, have each recently invested over $300,000 of their personal funds in ADP common stock. Together, Ms. Hagen and Mr. Unruh have made a larger investment of their out-of-pocket, personal funds in ADP than all ADP directors combined.

“As a company, we've had a knack of making a friend out of change, turning its uncertainty into opportunity. That's a relationship I hope we're able to renew for a very long time to come.” - Henry Taub, Founder of ADP

ADP Ascending: Detailed Supporting Materials October 2017

Detailed Supporting Materials ADP is Underperforming its Potential……………………………………………...2 ADP is Falling Behind Competitors……………………………………………….15 Why is ADP Underperforming?....................................................................... 28 Root Causes of ADP’s Underperformance……………………………………....49 ADP’s Response and Plan………………………………………………………...57 ADP’s Prior Dispositions Demonstrate the Opportunity for Improvement at ADP……………………………………………..69 Governance and Management Compensation………………………………….77 ADP’s Total Shareholder Return: Overstated and Trailing its Actual Peers…………………………………………92 Supplemental Materials…………………………………………………………..107

ADP is Underperforming its Potential

Properly Operated, ADP is Worth Materially More than its Current Valuation

Backing out the value of ADP's PEO and Float Income, and assuming ADP produced Paychex-like margins and value on its *directly comparable* ~$3bn of revenue, implies the balance of ADP's business is valued at ~2x revenue

ADP Revenue & Enterprise Value



$9.8bn
~$50bn
$836m
$397m
~$5.5bn
~$3bn
~$8bn
~$9bn
Implied: ~$11bn
~$21.5bn
~2x multiple of revenue
~7x multiple of revenue (PAYX = 7.5x)
Net Revenue
Enterprise Value
Small + Small-Mid Market
All Other Employer Services
Float Income
PEO

Valuation Framework

30x+ P/E Multiple: $836m of net revenue (growing mid-teens organically), ~40% fully burdened margins (incl. corporate), ~65% flow-through margins

30x+ P/E Multiple: $430m 100% profit stream[1] growing in the mid-teens (ADP's float balance grows in-line with ES and the effective rate earned on the float will rise as low-yield maturities roll off in coming years). At the illustrative valuation the float is being capitalized at ~30% of face value

All Other Employer Services (~$5.5bn of large mid-market (>150EEs), Enterprise, and International) implied valuation of ~$11bn → implies <10x unlevered earnings multiple on an "as-fixed" basis

25x Unlevered P/E Multiple:
If ADP's small and small mid-market business (estimated at ~$3bn of revenue) – which is *directly comparable with Paychex* – had Paychex-like margins of ~41% it would imply ~$1.2bn+ of Adj. EBIT, or ~$850m of after-tax earnings. Capitalized at a 25x unlevered P/E multiple it implies ~$21.5bn of enterprise value contribution

(1) When presented in revenue Client Funds excludes ADP's "Client Extended" strategy which contributed $34m (net) in EBIT for FY 2017.

3

By P&L Item:
ADP has an Enormous Margin Opportunity in ES

Employer Services is materially underperforming and should achieve 35% or greater margins by FY 2022 if properly managed

Employer Services ("ES")	Current	Optimized	Key Drivers
Gross Margin	~58%	72% – 75%	Automated product support, implementation, and reduced back-end spend
Sales Expense	NA	Low 20s%	Increased sales force productivity
General & Admin	NA	L-S-D%	Corp. restructuring, reduced spans-and-layers
SG&A	28%	~24% – 27%	
R&D	7%	~7%	Reduced legacy spend, reinvest in R&D
D&A	3%	3%	
SBC	1%	1%	
Operating Profit	**~19%**	**34% – 40%**	**← Potential: HCM SaaS at *current* scale**
- Drag from lower-margin businesses		*(170) – (380)bps*	$1-1.3bn of business at mid-teens-to-20% margin
+ Operating leverage		*+ 250 – 375bps*	High fixed-cost: +50-75bps per annum leverage
Potential ES Margins (FY '22)		**~35% – 40%**	**← Structural potential for '22 ES margins**

4

By Business Mix: ADP has an Enormous Margin Opportunity in ES

Employer Services is materially underperforming and should achieve 35% or greater margins by FY 2022 if properly managed

Employer Services	% of Revenue	Optimized Margin (%)	Evidence
Small / Medium Business	**Low- to Mid-20%s**	**38% – 42%**	Paychex ~40%+
Mid-Market	**Mid- to High-30%s**	**35% – 45%**	May be higher margin than SMB; massive scale
Enterprise	**~20%**	**Mid-20s to 30%+**	Ultimate targeting 35% – 40% margins
of which, COS	*L.S.D. %*	*Mid Teens – 20%*	*Was ~$150m in 2010; mgmt. has commented it's not a drag on margins*
of which, Benefits & Other	*L.S.D. %*	*15% – 20%+*	*WageWorks @ ~19% Op. Margins*
International	**~20%**	**Mid-20s to 30%+**	
of which, multinational	*~7%*	*Scaling to 30%+*	*"Approaching $600m" and scaling rapidly*
of which, in-country	*H.S.D. %*	*30% – 40%*	Canada + France + UK, etc. Best-in-breed should be 30%-40%+ (eg. NGA, P&I)
Operating Profit		**32% – 36%**	**← Potential at *current* scale**
+ Operating leverage (+50-75 bps per annum)		*+ 250 - 375bps*	Operating leverage, pays-per-control & price
Potential ES Segment Margins (FY '22)		**~35% – 40%**	**← Structural potential for '22 ES margins**

5

Excuses for Lower Margins Don't Add Up

- ***"Unlike ADP's competitors, ADP provides "service" to its customers"***
  - The vast majority of what ADP calls "service" is product support to compensate for weak software and technology, which when fixed, will improve growth and margins
  - Value-added service – to the extent it is differentiated, unique, and value-enhancing – should generate better pricing and/or a higher growth rate than peers given a superior value proposition
- ***"ADP has an outsourcing business which is lower margin"***
  - ADP reported ~$200m of HR BPO in 2010 (<$50m in ASO and ~$150m in COS); we believe this is collectively ~$730m today(1)
  - Circa 2016, ADP management noted that HR BPO has a margin profile "roughly in line… with our overall margin profile" [of ~20%](2)
  - Paychex says its ASO "high-touch" service business is "very profitable"(3)
- ***"Unlike competitors, ADP has a large PEO"***
  - We have segmented PEO performance in our analysis and focused on Employer Services margins which we estimate are ~19%. With the exception of a small PEO at Paychex, competitors do not have PEOs

(1) Q3'2010 Earnings Conference Call commentary (April 27, 2010).
(2) Q2'2016 Earnings Conference Call commentary (February 3, 2016).
(3) Martin Mucci, CNBC Mad Money with Jim Cramer (October 3, 2017).

6

Excuses for Lower Margins Don't Add Up (cont'd.)

- ***"Unlike Paychex, only a minority of ADP's business is SMB"***
  - While this is true, if ADP achieved Paychex's margins in its Small and Small Mid-market businesses (~$3bn of revenue), this would imply that the rest of Employer Services earns a ~6% margin on $5.5bn of revenue
  - ADP is not achieving its structural margin potential across multiple client verticals (likely including small business and small mid-market). HCM SaaS offerings across all segments should have high margins. Ultimate Software expects to achieve ~35% – 40% operating margins when it reaches scale and as growth decelerates from ~20%+ per annum(1)

- ***"ADP has a large international business"***
  - International is a combination of (1) best-in-class domestic products (which should have high attractive margins), (2) a rapidly scaling and differentiated multi-national product offering, and (3) high-growth, sub-scale international markets (which are lower margin, but a small portion of international revenue)
    - NGA has ~33% and ~29% EBITDA margins in its UK and Australia/New Zealand businesses,(2) while P&I (a German comparable) has a 45% EBITDA margin(3)
    - We understand that ADP's Canada and Europe businesses (#1/#2 position, scaled markets) are structurally high-margin businesses, based on past management commentary and consultations with prior executives of various international markets

(1) Ultimate most recently affirmed this perspective at the Morgan Stanley TMT conference on March 1, 2017.
(2) http://www.ngahr.com/ar16
(3) https://www.pi-ag.com/pi-ag/investor-relations-en/financial-statements

7

ADP has prioritized platform migrations, which should be the initial step towards product consolidation and significant business simplification ADP prioritized SMB and Mid-Market re-platforming given the relative retention characteristics and the ease of building next generation platforms ADP should be spring-loaded for efficiency and margin expansion ADP’s Service Alignment Initiative recognizes the benefit of restructuring a sprawling service footprint However, this initiative does not appear to address the additional large opportunity to reduce the support intensity of products through technology ADP’s Innovation Labs give the Company an opportunity to elevate the importance of innovation and drive cultural change across the organization While ADP Has Made Some Progress…

ADP’s current initiatives, executed effectively, should lead to material improvement ADP has outlined minimal payoff from these initiatives ADP has additional opportunities to improve performance, including: Corporate restructuring Service / support efficiencies Implementation automation Back-end technology improvements Reduced spending on legacy platforms Technology and innovation leadership Current initiatives should be paired with a comprehensive plan to achieve ADP’s full structural potential …ADP has More to Do to Achieve its Full Potential

ADP has Enormous Structural Advantages ADP should be the market leader, with world-class offerings ADP enjoys significant structural advantages: ADP’s significant scale, in total and by segment, provides: Significant free cash flow and financial resources so R&D resources are not a constraint ADP’s installed base provides a large pool of clients to up-sell HCM products, or to sell existing non-HCM clients on HCM solutions (in enterprise) The opportunity to leverage across business units and segments (PEO with SMB, etc.) Properly operated, ADP should produce industry-leading long-term results. ADP should be the ecosystem and partner of choice given its breadth and scale

Long-term Shareholder Value Higher Growth Greater Efficiency Higher Margins Proper Enhancements to Product and Back-End Infrastructure Will Drive Long-Term Value Enhanced technology offerings, on the front-end and back-end, will drive improvements in ADP’s competitive position, long-term growth and efficiency Strong and Innovative Culture Higher Client Retention, Higher Growth & Market Share Focus on Truly Value-Added Services Leading Product Integration, Automation, Self-Sufficiency Focused on Long-Term Performance Exceptional Customer Experience World-Class Products and Back-End Infrastructure

ADP has Enormous Upside If It Can Transition to a Real Technology Company ADP has a unique and incredibly valuable position at the epicenter of businesses of all sizes, collectively serving ~700,000 clients worldwide ADP should be the ecosystem and partner of choice, if it can become a technology leader Big Data is underexploited by ADP ADP’s data is uniquely valuable as it is generated from a broad cross-section of the economy from small to large and multinational employers Can be used to significantly enhance core business HCM products Significant potential standalone uses: investors, commercial and residential real estate, commercial and consumer finance, retail / hospitality site selection analysis, etc. Comprehensive HR services for temporary workers & the gig economy HR, payroll, and tax provider for temporary and independent contractor workers (Uber, Airbnb, Postmates, etc.) We believe these opportunities can only be captured with an innovative and nimble culture supported by appropriate leadership and investment

ADP has a Strong Position in the PEO Market ADP’s advantages build further scale benefits: Sales force leads (~50-60% of new PEO clients), upselling existing clients At ~10.7k PEO clients, ADP’s PEO is under-penetrated as measured against ADP’s client count in small/medium size businesses (see next page) Industry-leading HCM offering aides PEO business ADP is able to leverage their own technology, payroll processing, money movement, tax, compliance, and broad HR expertise for their PEO offering ADP’s dominant position in the HCM / Payroll markets confers it an enormous competitive advantage in the PEO space ADP’s advantageous position will allow them to take further share and grow in excess of the PEO market

ADP's PEO Can Grow Faster

ADP's PEO appears significantly under-penetrated as a percentage of ADP's client base

- Companies with 10 to 99 employees represent the "sweet spot" for most PEOs(1)
- We estimate 150k – 250k of ADP's clients sit in this "sweet spot"(2) → ADP's PEO client count of ~10.7k suggests only 5% – 7% penetration against its incumbent addressable market
- PEO's are 14% – 16% penetrated when measured against the broader economy(1)
- Given that ADP's clients have already decided to outsource their HR needs, one would expect ADP's PEO penetration to be *higher* as measured against the broader economy, not lower

ADP Addressable Client Base (2)


~575k
~65k
510k
Client Count
SMB
Mid-Market

PEO "Sweet Spot"

10k – 30k Mid-Market

\+

100k – 250k SMB Clients

Est. 150k – 200k of ADP's Clients may be a perfect fit for ADP's PEO

ADP's PEO Adoption vs. the Market

- ADP's PEO unit economics are significantly more attractive than HCM only
- Achieving market-level penetration of ADP's client base (~27k clients), ADP's PEO would be a **~$1bn+ EBIT business**


Market → 2x - 3x higher penetration than ADP
7%
5%
16%
14%
ADP - Net PEO Penetration
Market PEO Penetration

(1) Laurie Bassi, Dan McMurrer. McBassi & Company. *The State of the PEO Industry 2016: Markets, Value, and Trends*. NAPEO White Paper Series. September 2016.

(2) Defined as clients with 10-99 employees, adjusted to exclude certain estimates for ineligible clients (given underwriting profile). Estimated based on ADP's client counts on RUN and Workforce NOW, giving consideration for average employees per underlying client for those products (10 and 200, respectively), mapped against the composition of firms across the US economy that are likely to fall between 10 and 99 employees (Source: US Census Data, 2015 Country Business Patterns.)

14

ADP is Falling Behind Competitors

ADP was started by accountants and has a long heritage in data processing Payroll “service bureaus” largely thrived on scale and processing efficiency, supplemented with human service, not innovative technology The rise of Beyond Payroll HCM, largely non-processing-related functionality, led to the rise of innovative, high-growth, software and technology competitors (e.g. Ultimate Software, Workday) These cloud-based, SaaS providers with high-quality HCM offerings pose a significant competitive threat to ADP Customers, especially in the small, mid, and small-enterprise market, prefer a unified HCM solution and value Beyond Payroll capabilities when selecting a vendor Payroll has become more commoditized and many newer entrants have modern and efficient payroll engines ADP is still largely a processing company today, not an innovative software & technology company “Innovation” has come through acquisitions The HCM Industry is Changing at a Rapid Pace

ADP's High-level Disclosures Do Not Tell the Full Story of ADP's Competitive Position

While ADP's total client count appears to be growing, the loss of larger clients disproportionately impacts overall performance

"Revenue for the year was up 7% on an organic basis, benefiting from a solid 6% client growth and from the continued strong performance of our downmarket, PEO and multinational solutions."
– Carlos Rodriguez (Q4 2017)

- **ADP needs ~185 SMB accounts or ~13 Mid-Market clients to replace the loss of just one Enterprise client**
- **If ADP lost 7% of Enterprise clients, and Mid-Market client growth was flat, ADP would need net +4.5% client growth from SMB to hold revenue flat(1)**

Implied SMB Client Growth to Hold Revenue Flat(1)

		Mid-Market Client Growth (%)				
		(2%)	(1%)	0%	1%	2%
Enterprise Client Growth (%)	(9%)	9.8%	8.1%	6.4%	4.6%	2.9%
	(8%)	8.9%	*7.2%*	*5.5%*	*3.7%*	2.0%
	(7%)	8.0%	*6.3%*	*4.5%*	*2.8%*	1.1%
	(6%)	7.1%	*5.4%*	*3.6%*	*1.9%*	0.2%
	(5%)	6.2%	4.5%	2.7%	1.0%	(0.7%)

Implied Reported *Total* Client Growth Despite Flat Revenue Growth

		Mid-Market Client Growth (%)				
		(2%)	(1%)	0%	1%	2%
Enterprise Client Growth (%)	(9%)	7.4%	6.2%	5.0%	3.8%	2.6%
	(8%)	6.7%	*5.5%*	*4.3%*	*3.1%*	2.0%
	(7%)	6.0%	*4.8%*	*3.7%*	*2.5%*	1.3%
	(6%)	5.4%	*4.2%*	*3.0%*	*1.8%*	0.6%
	(5%)	4.7%	3.5%	2.3%	1.1%	(0.0%)

- **While ADP would report 3.7% *total* client growth under this scenario, client mix-adjusted revenue would be flat (before sell-in, price, pays-per-control, mix, etc.)**

Note: See appendix for supporting analysis.
(1) Assumes international grows clients 2%. Assumes flat revenue per client (excludes sell-in, price, mix, etc.) across all business units.

17

ADP's Reported Metrics are Overstating Growth

ADP's PEO pass-throughs are inflating growth. Growth is slowing, while ADP's sales force growth is accelerating



FY 2011-2017 Revenue CAGR – Ex Float (%)
ADP(1)
Paychex(2)
Industry(3)
7.3%
5.8%
5.1%
Operational Revenue
Excluding PEO Pass-Through
Excluding PEO (ES Only)
7.3%
6.8%
6.4%
Operational Revenue
Excluding PEO Pass-Through
Excluding PEO (ES Only)
~ 6-7%
Market (IDC)

ADP Sales force growth ~8%

Paychex Sales force growth ~3-4%

(1) Excludes Dealer Services in all periods.
(2) PEO estimated at ~11% of total revenue based on management commentary noting PEO comprises ¼ of HRS revenue (Q2'2017 earnings call), growing double-digits. Pass-through costs estimated at $165m. Adjusted results for Paychex change in accounting with respect to PEO pass-through costs in FY'2014. Assumed PEO has achieved a 15% CAGR since 2011, consistent with management commentary.
(3) Estimated 2011-2017 CAGR. Based on Wall Street research, IDC (Payroll and HCM vendor share report) and ADP's 2015 Analyst Day presentation.

18

________________________________________________ Q1’2015 Earnings Call. October 29, 2014. Ultimate Software Q1’2015 Investor Presentation. February 3, 2015. Scott Scheer. Q4’2016 Earnings Call. February 7, 2017. ADP Management’s Commentary on Client Wins/Losses is Misleading ADP Ultimate Software(2) vs “We typically get between 45% and 50% of our new units from ADP… I think our culture, product, and service -- we end up winning a lot. So, I don't know why that would change in the future, unless something dramatically happens, which I can't imagine what that is.” – Scott Scherr (CEO, President, Founder)(3) “We also have the same information for clients that we lose, so we have our wins and we have our losses, where they go. “Unfortunately, there really isn't -- I think we said this numerous times and it hasn't changed, that there really isn't one specific competitor or category, even… I wish I could tell you that there is a specific pattern, but there isn't, which is a -- in my opinion, is a good thing. We don't see any one competitor that is creating an enormous problem for us, and we also don't see any one competitor where it is kind of easy pickings for us. I think it is fairly balanced across the board.” – Carlos Rodriguez(1) ADP’s Commentary on Competitors While ADP’s win / loss commentary is accurate at a total client level, it masks share losses to competitors in Mid-Market and Enterprise

ADP's Consolidated Revenue Retention Masks Enterprise Underperformance

- ADP's client retention appears to be in-line with weighted-average peer retention when adjusted for ADP's estimated business mix



Revenue (1) / Client (2) Retention (%)
100%
95%
90%
85%
80%
75%
70%
65%
60%
90%
81%
>95%
~97%
86%
~80%
95%
91%
>92%
ADP
Paychex
Workday
Ultimate
Insperity
Trinet
Cornerstone
Paycom
Paylocity
ADP
SMB
Enterprise
PEO
HCM
Major Accounts

- Note that Ultimate has a best-in-class ~97% retention, while growing rapidly – this contradicts the notion that ADP's "high touch service" model leads to differentiated retention vis-à-vis "SaaS" competitors

We believe that ADP's retention is better than peers in SMB, but is well below peers in Enterprise

Source: SEC filings and public transcripts.
(1) ADP, Cornerstone, Paycom and Paylocity report revenue retention.
(2) Paychex, Workday, Ultimate, Insperity and TriNet report client retention.

20

ADP's Mid-Market Competitors are Gaining Share

- **Small regional competitors are taking share and growing at 30%+ in ADP's most dominant market**
  - Competitors have spent just ~$330m on R&D, *collectively*, since 2011

Despite Limited Financial Resources…	…Select Competitors Have Taken Meaningful Share

Paycom, Paylocity, Paycor: Annual R&D Spend ($m)[1]



$50
$40
$30
$20
$10
$0
R&D ($m)
2011A
2012A
2013A
2014A
2015A
2016A
Paycom
Paylocity
Paycor

Paycom, Paylocity, Paycor: Recurring Revenue ($m)



$1,000
$750
$500
$250
$0
Recurring Revenue ($m)
CAGR: 34%
2011A
2017A
Paycom
Paylocity
Paycor
Cumulative Change ('11-17)
~$750m
~$140m
~$250m
~$360m

Source: Company SEC financials, press releases and news articles.
Note: Financials have been adjusted to a June fiscal year end for Paycom and Paycor. Paycor financials based on public news articles.
(1) Includes both expensed and capitalized R&D.

21

ADP’s Enterprise Competitors are Gaining Share ADP’s SaaS Cloud-based competitors, with high quality and integrated HCM offerings, are taking significant share in Enterprise Ultimate Software has spent only ~$590m on R&D cumulatively since 2011 while building and maintaining a world-class enterprise HCM product ________________________________________________ Source: Ultimate Software’s SEC financials, financial press releases and earnings conference call. Includes both expensed and capitalized R&D. Ultimate’s Pace of Investment Continues to Accelerate Ultimate Software Annual R&D Spend ($m)(1) Ultimate is Striving for $2bn in Revenue by 2022 Ultimate Software Revenue ($m) CAGR:24% +20%

ADP Appears to be Losing Significant Share in Enterprise HCM

- Recent management commentary suggests ADP is losing share in Enterprise
- Vantage's (ADP's new Enterprise HCM product) adoption rate is very weak, particularly when one considers ADP's incumbent client base, which should give ADP a large advantage over competitors



Note that ADP does not disclose client counts or trends by underlying sub-segment; underlying analysis has been done using recent transcript disclosures(1)
Client Count
5,000
4,000
3,000
2,000
1,000
0
Market: Census data lists ~10k business with >1,000 underlying employees
2009
2010
2011
2012
2013
2014
2015
2016
2017
ADP (National Accounts)
Memo: Vantage (Included in National Accounts)
Workday
Ultimate Software (Mid+Enterprise)

Many of ADP's retained Enterprise clients are legacy payroll, benefits, and HR clients, while some retained clients use competitors (i.e., Workday) for HCM

Source: ADP Analyst Day (2009), Company SEC financials, press releases and earnings transcripts.
Note: Vantage reported as live clients, consistent with competitor customer counts.
(1) ADP reported 5,000 Enterprise clients as of the 2009 Analyst Day and 4,000 Enterprise clients in 2010 transcripts but has recently described the upmarket as having 2,000 to 3,000 clients (source: Q3'2017 earnings call).

23

ADP Defends its Track Record of Flat “Comparable” Client Counts in Enterprise ADP introduced a new metric – “comparable up-market clients” (the definition of which is undisclosed) – which it claims have been “largely consistent” Regardless of the Enterprise client count: Absolute Enterprise revenue has declined ~10% since FY 2009, despite significant industry growth Enterprise revenue has declined as a percent of ES revenue from ~30% in FY 2009 to ~20% today While ADP’s total domestic client count has expanded ~20% since 2009, total domestic pays has only expanded ~8%(1) (against a positive economic backdrop of 2% pays-per-control CAGR) suggesting a negative client mix-shift due to Enterprise account losses ADP often retains the payroll account while losing the HCM upsell to competitors – this is a poor long-term strategy ADP Representation Pershing Square Observations Why is Enterprise revenue declining? Should ADP be praised for achieving “largely consistent” “comparable up-market clients” trends against a backdrop of significant industry growth? Why doesn’t ADP have a world-class Enterprise HCM product? This is both misleading and ignores the more important point… “FACT: ADP’s total number of comparable up-market clients between FY09 and FY17 has remained largely consistent Today ADP serves approximately 3,000 HCM clients with more than 1,000 employees” ________________________________________________ ADP’s 2009 Analyst day notes 24m domestic pays (33m total pays minus 9m international pays). ADP’s 2017 10K notes 26m domestic pays.

Industry Research Notes ADP’s Deficiencies in Enterprise HCM Nucleus Research HCM Technology Value Matrix 2016 Emphasis Added ________________________________________________ (1) Nucleus Research, HCM Technology Value Matrix 2016, September 2016. (2) Gartner, Magic Quadrant for Cloud HCM Suites for Midmarket and Large Enterprises, June 2016. Gartner - Magic Quadrant for Cloud HCM for Midmarket and Large Enterprises Emphasis Added Select critical commentary: “…numerous users reporting difficulties with manual workarounds and glitch-prone automation.” “…users have noted that the ADP product appeared to be a payroll solution with elements of HCM tacked onto it.” Select critical commentary: “Since its release by ADP in 2013, customer adoption of Vantage HCM has not kept pace with many of its HCM suite competitors; the relatively small number of live customers has resulted in…difficulty in securing sufficient relevant references for their selection process.”

Why is ADP Losing to Competitors? 40% to 50% of Ultimate Software’s wins in recent years have come from ADP “We typically get between 45% and 50% of our new units from ADP… I think our culture, product, and service -- we end up winning a lot. So, I don't know why that would change in the future, unless something dramatically happens, which I can't imagine what that is.” – Scott Scherr, Ultimate Software CEO Q4 2016 Earnings Call, February 7th, 2017 ________________________________________________ Source: Ultimate Software Investor Presentation.

Why is ADP Losing to Competitors? (cont’d.) Why are they looking to replace their old vendor (e.g., ADP)? What factors are allowing Ultimate to win versus incumbent providers (e.g., ADP)? Why is ADP losing to competitors? Inferior Product: Technology, Functionality, Reporting, and Non-Integrated HCM Poor Customer Support What is allowing Ultimate to win? Better product (unified HCM, functionality, reporting) Better customer support Not about pricing, last consideration ________________________________________________ Source: Ultimate Software Investor Presentation.

Why is ADP Underperforming?

ADP’s Underperformance in Employer Services is Broad-Based, But Fixable ADP’s underperformance in Employer Services is driven by numerous inefficiencies across ADP’s organization: Service organization is overstaffed and poorly structured Implementation teams are siloed and lack automation tools Back-end infrastructure is outdated and complex Sales force productivity is declining Too much spending on legacy systems Corporate structure is bloated, bureaucratic, and complex The time is now for ADP to make significant improvements Platform migrations should allow for significant margin uplift, if followed by necessary back-end and organizational improvements R&D COGS SG&A SG&A

ADP does not distinguish between “service” and “support” when describing its service organization Service: Value-added enhancements which help clients utilize products Value-added services include compliance, tax, filings, etc. Adds value and should generate greater market share and/or higher pricing Support: Addressing problems and issues with product, value-detracting Can be minimized with more technologically-advanced, intuitive, and self-sufficient products (e.g. Apple, Amazon) à should be the effect of ADP’s product migrations if coupled with back-end improvements Improved product self-sufficiency is better for clients and better for ADP, and should reduce headcount meaningfully and drive significant margin ADP’s HCM product offerings, including support, are not viewed as differentiated as compared to its competitors’ offerings which don’t rely as much on human support Service vs. Support: A Key Distinction While ADP often cites its “service” as a key differentiator, most of this “service” is support for product deficiencies

ADP’s Service Structure: Sprawling and Sub-Scale ADP has ~10 million square feet of real estate and >130 US office locations

ADP Touts its Service Alignment Initiative ADP quantified for the first time the benefit of its Service Alignment Initiative. However, the “0.5-1.5%” “operational” margin uplift targeted suggests little benefit from this initiative Note that the stated uplift includes 20bps of duplicative costs depressing the starting base(1) Why does a ~$100m+ multi-year plan to close 68 disparate sub-scale service centers only deliver 30-120bps of normalized margin uplift? Why does the Service Alignment Initiative not increase labor efficiency due to the various initiatives management claims to have underway, such as product self-service? ADP Representation Pershing Square Observations The Service Alignment Initiative is a good first step, but management is not capturing a large enough benefit from this initiative “FACT: ADP proactively recognized the opportunity to streamline its corporate structure several years ago and launched its Service Alignment Initiative in FY16 in response To date, ADP has exited a net 29 service locations for a reduction of 1/3 in total service locations ADP expects to exit 68 service locations by the end of the Service Alignment Initiative” ________________________________________________ According to management commentary, stated 2017 margins include 20bps of expense from dual operations. (Source: Q4’2017 Earnings Call)

ADP’s Implementation Teams are Siloed and Lack Automation Tools Implementations are labor intensive and generally siloed by product – the current structure precludes operating leverage Substantial “hands-on-keyboard” implementation teams – thousands of employees involved in implementation efforts Labor intensive; ADP has not sufficiently invested in automation Competitors outsource / allow third-parties to assist with implementations Legacy architecture is disparate, in part due to historical acquisitions. Each product / module has discrete implementation teams No shared services infrastructure across implementation organization(1) Former Executive Officer “[The] service and implementation organization were never touched – [that’s] where most of the bodies are – there’s basically no leverage across the organization in these functions.” ________________________________________________ Circa 2015. Former Senior Director of Business Transformation at ADP “There [were] probably 7 or 8 completely different implementation organizations [within Enterprise]… Implementation was the most inefficient part of National Accounts.” Former VP, Business Transformation “ADP. Automatic. The irony of what ADP is doing is often keying data in manually… That’s essentially what many of these people [in implementation] are doing.”

ADP Payroll Product Architecture[(1)]

*"ADP isn't focused. They are trying to do everything, to everyone, everywhere. They go out fast-and-dirty. Under the covers there's no authoritative source [code] for ADP. It's duct-tape and bubble gum. Oh, and by the way, we have multiple instances of these products. And then all the legacy products. ADP refuses to turn anything off. ADP has what's known, a massive amount – a **massive** amount – of technical debt."* – Former SVP of Infrastructure and Operations



SMB
Mid-Market
Enterprise
Multinational
Client Facing
Back-End Payroll Infrastructure
Strategic Platforms
Streamline
PCPW
Enterprise Payroll(2)
HR Anytime(2)
Globalview
Workforce Now 2.0 (Pay eXpert)
Payforce(2)
RUN Powered by ADP
Workforce Now
Vantage(2)
Enterprise HR(2)
ProBusiness Payroll
RUN Payroll Engine (~15 years old) SQL & .NET code
AutoPay – Mainframe (Decades old; written largely on COBOL code)
Powered by SAP (SAP HCM)(3)
ProBusiness Payroll Engine (FoxPro code)

(1) Compiled based on public sources and private interviews. Certain views may be dated and as such, ADP may have modernized the architecture in recent years.
(2) We understand that all of these products are premised on PeopleSoft code from the 1990s and are all functionally derivations of one another.
(3) http://global.sap.com/news-reader/index.epx?pressid=5238

34

Enterprise Product Complexity

- Enterprise consists of a combination of various products acquired over time, many of which have been cobbled together as Vantage

Legacy Payroll & HCM

- Enterprise HR (HRIS & Payroll)
- PayForce
- Pro Business Payroll
- PCPW
- Enterprise Payroll
- HR Anytime (HRIS)

Legacy & Individual Standalone Modules

- TimeSaver OnDemand (Time)
- Enterprise eTIME (Kronos Time & Labor)
- ADP Learning Management
- iLearn – Cornerstone (Learning Management)
- VirtualEdge (Applicant Tracking)(2)
- Talent Acquisition (The Right Thing)(2)
- Value Added Services– Tax & Compliance
- Workscape (Talent Management)
- Benefits – Separate Systems: BOSS, WinFlex, Legacy OBA, Next-Gen OBA, Waves
- Health and Welfare Services (Benefits)

Next-Gen Platforms

- Vantage
- Next-Gen HCM (Beta)
- Workforce Now(1)

Outsourcing

- The Right Thing (RPO)
- Full HR BPO ("COS")

Reporting & Analytics

- ADP Analytics
- ADP Reporting
- iReports & iPQV
- LogiXML
- Crystal

Note: The above may not be a complete representation of individual modules. Our research may be slightly outdated such that certain modules may have been sunsetted in recent years.
(1) Note that ADP sells Workforce Now in Enterprise. We understand that the product can scale quite well up to the ~3k employee range.
(2) We believe The Right Thing applicant tracking module replaced VirtualEdge; ADP may have allowed VirtualEdge to die on the vine.

35

________________________________________________. Note: Analysis spreads estimated competitor net bookings over their last fiscal year average sales head count. Net bookings estimated by subtracting the change in recurring revenue (excluding implementation, PEO pass-through costs and float revenue) from the most recent fiscal year and the year prior to that. The analysis further adjusts for churn based on reported retention rates and assuming 2.4% pays-per-control and 1% net pricing. ADP gross bookings per management disclosure; net bookings adjusted for estimated PEO pass-through costs. ADP reported having 6,000 quota-carrying sales heads at the Nasdaq OMX investor conference (Dec’2015). On the Q4’2017 conference call ADP management disclosed sales heads had increased 9% over fiscal year 2016. Estimated based on a 2013 press release noting a 2,500 member sales-force and subsequent management commentary on the growth in the sales force from various earnings calls. Ultimate frequently touts it’s 120 “quota carriers” on various conference calls. Based on commentary from Insperity’s Q4’2015 Earnings Call and Q3’2016 Earnings Call. TriNet specifically discloses quota-carrying sales reps in SEC filings. Estimated based on management commentary that they target 1/3rd of total employees for Sales & Marketing. Assumes 75% of Sales & Marketing employees are quota-carrying. Based on Paycom’s disclosure of “Sales Teams,” assuming sales teams on average have 7 quota-carrying sales reps. Assumes 75% of Paylocity’s disclosed Sales & Marketing professionals are quota-carrying sales reps. Estimated Sales Force Productivity Per Quota-Carrying Sales Rep ($’000) ADP’s Sales Force Productivity Dramatically Trails Competitors LFY Avg. Sales Reps: NA ~6,270 ~2,900 120 ~390 ~467 ~390 ~273 ~212 (1) (2) (3) (4) (5) (6) (7) (8) The best sales force in the world is only as good as the products it sells

ADP Defends Its Sales Productivity But Excludes FY 2017 In Its Calculation; ADP Trails All Competitors

ADP Representation	Pershing Square Observations

"Optimizing Distribution:

- ✓ New business bookings growth from $1.1B in FY11 to $1.65B in FY17
- ✓ Overall sales productivity increase of 27% from FY11 to FY16; invested heavily in Inside Sales in FY17 for future growth"

- **Measuring productivity through FY 2016 presents an incomplete picture as 2016 was inflated by ACA-related activity, and ignores productivity declines in FY 2017/18**
- **Reported bookings include non-economic bookings, overstating salesforce productivity**
- **ADP's salesforce productivity trails competitors (even on management's headline bookings numbers), as shown in our original presentation, a fact ADP does not address:**

Estimated Sales Force Productivity Per Quota-Carrying Sales Rep ($'000)



LFY Avg. Sales Reps:
~6,270 (1)
~2,900 (2)
NA
120 (3)
~390 (4)
~467 (5)
~390 (6)
~273 (7)
~212 (8)
Sales Productivity Per Rep ($'000)
$2,000
$1,500
$1,000
$500
$0
~$165
~$205
NA
~$1,134
~$408
~$416
~$190
~$427
$337
ADP
Paychex
Workday
Ultimate
Insperity
Trinet
Cornerstone
Paycom
Paylocity
ADP
Excluding PEO
SMB
Enterprise
PEO
HCM
Major Accounts

Why does ADP's salesforce productivity significantly trail competitors? What are ADP's actual economic bookings (exclusive of pass-throughs and distorted allocations)?

37

ADP Outspends Competitors on Systems Development and Programming, but is Not Showing Sufficient Results

- On an absolute dollar basis, ADP dwarfs competitor systems spending, other than Workday, which is growing rapidly and building out its ERP / financials product for Enterprise clients
- ADP *should* be an HCM technology leader given its vast spending and resources

Systems Development and Programming Expense ("SDP") / R&D ($m)



Research & Product Development (1)
$1,000
$800
$600
$400
$200
$0
as % of Adjusted Operational Revenue (%)
50%
40%
30%
20%
10%
0%
$859
9%
NA
42%
$662
Est. Non-HCM
~$230
20%
$159
2%
$13
8%
$53
16%
$68
9%
$30
14%
$43
ADP
Paychex (2)
Workday (3)
Ultimate
Insperity (4)
TriNet
Cornerstone
Paycom
Paylocity
ADP
Enterprise
Non-HCM R&D
PEO
HCM
Mid-Market

Note: Based on latest fiscal year end, as relevant.
(1) Includes both expensed and capitalized research & product development expenses, as relevant.
(2) Paychex does not specifically break out product development costs but rather reports them within "Other Expenses."
(3) Workday "Product Development" as presented excludes $18.5m of Non-GAAP "Other Operating Expenses" but includes $166m of share-based compensation expense. HCM specific R&D informed by primary research interviews with a former Workday product strategy and development executive.
(4) Insperity R&D as % of Adjusted Operational Revenue estimates Insperity "Net" revenue based on TriNet's gross profit margins.

38

ADP Touts its Increased Innovation R&D Spend

ADP Representation

"We Have Increased Overall R&D Spend While Significantly Shifting Our Investment Towards Innovation"



ADP Global R&D Spend ($M) (1)(2)
Maintenance
Innovation
8% CAGR
859
538 (3)
410
388
450
150
20% CAGR
FY11
FY17
28%
52%
Innovation as a % of Total R&D Spend

Pershing Square Observations

Legacy Technology Spend Has *Increased* Since FY 2011

- ADP's legacy technology expense has actually *increased* since FY 2011, despite ADP having "retired / divested 13 major legacy platforms"[(1)] over the same time period
- ADP's *legacy* R&D spend alone is a multiple of most competitors' *entire* technology budgets – e.g., Ultimate Software spent $159m in total R&D in 2016

Increased spending on innovation R&D should be measured on a results-driven basis

- ADP notes ~1k of ADP's associates are in Innovation Labs
  - Represent only a small fraction (11%) of *~9k total employees* in R&D and technology[(2)]
- What are the results of this spend? Why doesn't ADP have world-class Enterprise HCM, Time & Attendance and other critical products? When will it deliver these products?

What is an appropriate level of legacy spend? Why is ADP not committing to reducing it? What is an appropriate timeframe for doing so?

(1) ADP Investor Presentation. September 12, 2017. Page 19.
(2) ADP's CTO noted in an August 22, 2017 Forbes article that ADP has 9,000 people in Global Products and Technology including 6,000 focused on R&D and 3,000 on Infrastructure and Operations.

39

ADP’s Corporate Structure is Inefficient Various business units operate in a mostly siloed manner Multiple HQs for each business unit Each business unit operates with its own staffing across most functions, including administrative functions (HR, Finance, etc.) Matrix structure with many functions having dotted line reporting to corporate roles (Sales, HR, Finance, Strategy, Legal) Limited integration across various business units Hard to share insights and leverage scale Various products have their own GMs and independent P&Ls; a culture of micro P&Ls Excessive management layers and organizational complexity “I know the goal was to get to a max of 7 levels between the [business unit] president and the lowest level… it was maybe 11?” (1) - Former VP of Learning & Performance ________________________________________________ For context, our research suggests Paychex has 4-5 layers.

ADP's Structure is Not Client Centric and Requires Duplicative Back-Office Functions

ADP Business Structure Overview


ADP Corporate
Continuous Improvement
Value Added Services
Tax Excellence
Matrix into the BUs
Small Business (1-50)
Mid-Market (50-999)
Global Enterprise Solutions
PEO
Canada
Enterprise (1000+)
International
Intl. In-Country Structure
Multinational
Globalview
Streamline
Worldwide Sales & Marketing
Global Product & Technology
Strategy
Finance
Legal
HR
Matrix into the BUs
Hard-Line Reporting Structure
Matrix Functions to Segments

"The organization structure was always a pain point. It's arbitrary. The clients don't view the world the way ADP thinks about it."

– Former VP of Strategy and Business Development

Note: Informed by primary research interviews. The above represents a complete understanding to the best of our ability.

41

ADP’s Sprawling Corporate Footprint ADP’s Corporate HQ (Roseland, NJ), SMB (Florham Park, NJ), and Mid-Market (Parsippany, NJ) offices are a 15-20 minute drive from one another

ADP’s Sprawling Corporate Footprint (cont’d.) ADP’s business units and corporate offices are spread across the country largely due to historical locations for each business Mid-Market (Majors) Small Business (SMB) Corporate HQ Enterprise (National Accounts) Value-Add and Tax PEO

ADP’s Business Structure is Sub-Optimal ________________________________________________ Source: Interviews with prior ADP executives. ADP’s current structure is hurting ADP’s ability to execute in the marketplace while incentivizing sub-optimal outcomes The current structure: Does not put the client first Contributes to excessive headcount and duplicative functional capabilities, burdening the P&L Incentivizes empire-building and in-fighting “It was a maze. We were doing a disservice selling a 1,200 employee client Vantage when we would have done a better job selling Workforce Now… I’m not sure that the customer is at the center of the decision.”– Former SVP Product Strategy “Why are margins so low? Overhead. So many layers, so many inefficiencies with regards to the same people doing the same thing… each product or team has its own duplicative organization. There are still silos. ” – Former Sr. Director of Business Transformation “There were always turf wars at the seams. Imagine a 49 employee client moved into Majors and is now being sold Workforce Now. Who owns that client? Is this an SBS or a Majors upsell opportunity? Consider it – there’s separate sales leaders. Everything is segmented by size. The revenue is ‘owned’ by regional GMs with their own P&L. It’s a mess.” – Former DVP, Business Transformation

Hard-Line Divisional Functions Matrix Functions to Corporate ________________________________________________ Note: Informed by primary research interviews. Internal divisional segmentation may have changed in recent years. The above represents a complete understanding to the best of our ability. Additionally, we understand certain segments have different names for different functions. In Practice, ADP’s BU Presidents Manage Cost-Centers Without True Product Ownership Enterprise Talent & Labor Management Client Experience Business Transformation HR BPO Illustrative ADP Business Unit Overview Reports up through Continuous Improvement Matrix up to Corporate Global Product & Technology Strategy Finance Legal Worldwide Sales & Marketing HR Field Support Services (Tier 3 Support) Benefits Administration HR & Payroll Vantage “Shadow” IT Support Implementation

ADP’s Functional Matrix Structure is Sub-Optimal ________________________________________________ Source: Interviews with prior ADP executives. ADP’s functional matrix reporting structure hampers execution, precludes transformational change, and promotes waste The current structure: Prevents transformational change Drives sub-optimal outcomes for the broader business “There’s a structural problem that the people who are leading the company [the Business Unit Presidents] are designed to lead service and implementation as the primary focus with a matrix for other [functions]. The other leading SaaS companies, service and implementation are utilities. They can matrix in. It’s the exact opposite at ADP... If you only control service and support, you’ll try and improve margin with that. Show 100-200-300 bps and do it on the backs of people, throw some efficiency service tools. They are incapable of fundamentally transforming the customer experience from a service business to a SaaS experience, they don’t control the tools.” – Former DVP, Business Transformation “Only three people [beyond Carlos] really looked across the entire business: head of IT, head of sales and the CFO. If doing your thing was bad for the overall business, but good for your business, that’s what you’d do because that’s what the incentives drove… I would integrate the service and implementations teams. [There is] an opportunity to restructure, get product complexity down. Look at the segmentation, figure out if this is right. Each BU has its own CFO, Finance, HR, etc. [It] creates a lot of internal waste. [ADP] should un-segment this business... There is so much replication.” – Former Senior Executive

Better user experience More cross-selling of modules Higher retention Fewer errors with real-time capabilities Fewer manual processes Fewer support calls and less support activity Less maintenance expense Less R&D supporting legacy infrastructure Significantly higher growth and margins ADP’s Product Migrations Should Yield Big Improvements in Revenue and Margin Before Migrations Sprawling product offering Multiple products per functional offering Clients on multiple versions of each product Lack of integrated product back-end Processes to connect databases, if connected Multiple logins and passwords Limited self-service Password change Report generation Manually processes Telephone payroll Data conversion After Migrations One product, with various modules which can be enabled Version-less product; All clients frequently updated with new version rollouts Single or closely linked databases Single login, single password Self-service Password change Reports Customizations Automation; limited manual processes Characteristics of Product Offerings Outcome Absent back-end improvements, ADP will struggle to show improvements

MIGRATIONS Before During After Quality of Offering vs. Best-in-Class LOW IMPROVING HIGH Customers at Risk HIGH LOWER LOW Retention OK Revenue per Customer / Cross-Sell LOW IMPROVING Support /Service Needs On-going and Maintenance Costs Implementation and Migration Costs Margins ADP’s Product Migrations Should Yield Big Improvements in Revenue and Margin (cont’d.)

Root Causes of ADP’s Underperformance

ADP Built its HCM Offering Almost Entirely Through Acquisitions, Which Require Integration ADP “cobbled” together a collection of HCM products across disparate platforms which have largely remained siloed operationally ADP should be focusing on integration of acquired operations and products, while shifting its focus to organic development From 2003 to 2017, ADP completed ~$3bn of acquisitions as it filled out its HCM Beyond Payroll product suite Number: 11 4 4 11 4 5 8 2 2 7 1 0 2 5 5 ________________________________________________ Note: A few small acquisitions were geographic expansions in HCM. Excludes Dealer Services acquisitions, namely, Kerridge Computer Company (2006: $300m) and Cobalt (2011: $405m).

ADP's Management Team is Insular

"He's [Bill Ackman] saying that somehow the company is insular and that people stick around forever, and the people that have worked for me have been around the company for a long, long time. What he's not aware of is that my team is almost entirely new from the time I became CEO."

– Carlos Rodriguez (CNBC August 10, 2017)

- **ADP's senior executive management**

Name	Position	Age	Joined	Tenure
Carlos Rodriguez	CEO, President & Director	53	1999	18
Jan Siegmund	CFO & Corporate VP	53	1999	18
Thomas Perrotti	President of Worldwide Sales & Marketing	48	1993	24
Edward Flynn	President of Global Enterprise Solutions	57	1988	29
John Ayala	President of Major Account Services & ADP Canada	50	2002	15
Maria Black	President of Small Business Solutions & HR Outsourcing	43	1996	21
Douglas Politi	President of Added Value Services & Corporate VP	55	1992	25
Stuart Sackman	Corporate VP, Global Product and Technology	56	1992	25
Deborah Dyson	Corporate VP, Client Experience & Continuous Improvement	51	1988	29
Donald Weinstein	Corporate VP, Chief Strategy Officer	48	2006	11
Michael Bonarti	Corporate VP, General Counsel & Secretary	51	1997	20
Dermot O'Brien	Chief Human Resources Officer	51	2012	5
			Avg. Tenure	**20**

- **Executives have decades of tenure at ADP and effectively <u>no outside experience and perspective</u>**

51

ADP’s Management Team Needs Improvement ADP’s senior executive management team needs outside experience and fresh perspectives; historically, outsiders have been rejected ADP’s senior executive management team is lacking critical capabilities ADP should be hiring from leading companies in its quest to building a world-class organization Product / Software Development: Technology: Operations / Business Improvement: “[Senior executive] pushed for changes, [he/she] wanted us to become a tech company, then the corporate immune system kicked in.” - Former SVP, Technology

ADP’s Culture Needs to Change ADP’s insular, bureaucratic, and staid corporate culture causes the Company to trail competitors in recruiting talent, eroding the Company’s long-term competitive position Many of ADP’s direct competitors rank amongst the best places to work in the country, according to prestigious lists such as the Fortune 100 Best Companies to Work For Challenge in recruiting employees “Insular, outsiders don’t get ahead” “Outside views aren’t considered or embraced, change never pursued” “ADP is an accounting and processing company” “ADP is not a technology or software company” 7. Ultimate Software 8. Salesforce 13. Intuit 18. Workday ADP is notably absent…

________________________________________________ Source: Glassdoor, Inc. July 2017. Note: Green stars denote Glassdoor Highest Rated CEOs from 2016 or 2017 based on U.S. employee feedback between 5/2/15 - 5/1/17. Overall Rating Approval of CEO Approve of Senior Management ADP Rank: Last 2nd to Last Last ADP Trails Major Peers Across a Variety of Employee Satisfaction Metrics

________________________________________________ Source: Glassdoor, Inc. July 2017. Culture & Values Recommend to a Friend Positive Business Outlook ADP Rank: Last Last Last ADP Trails Major Peers Across a Variety of Employee Satisfaction Metrics

ADP’s Focus on “Hitting the Numbers” Has Led to Value-Destructive Decisions with Negative Long-Term Consequences ADP Total Shareholder Return Expectations – 2015 Analyst Day ________________________________________________ Source: ADP Analyst Day, March 3, 2015. “[ADP is] very focused on per share value – short-term oriented. [They] didn’t have a 5 year vision, no strategic focus on ‘where we want to lead in 5 years,’ ‘where we need to invest.’ More about consistent results. Top management is very incentivized by share value, stock option packages.” - Former CEO and COO of [Redacted] ADP Country

ADP’s Response and Plan

On September 12th, ADP responded to Pershing Square and released its “Transformation Plan,” which: Is an affirmation of the status quo Fails to address critical deficiencies and the magnitude of the opportunity for improvement Selectively focuses on certain, often incorrect, data points and ignores others to support ADP’s case for the status quo Attempts to discredit the messenger, rather than addressing the substance of the message ADP’s Response and “Transformation Plan” Are Arguments For The Status Quo And No Improvement “[ADP’s] rebuttal was, in our view, a confident, well-articulated, detailed, reiteration of the status quo for ADP, providing plenty of insightful incremental data points and disclosures, but no material change to the financial outlook for the company. ADP established three-year guidance for the first time, but the guidance was consistent with its already-disseminated FY18 guidance and long-term business model.” (1) (Emphasis added)- Lisa Ellis, Bernstein (Sep 13, 2017) ADP’s response is an attempt to deflect and distract attention away from the key question for shareholders – Is ADP achieving its full potential? ________________________________________________ Permission to use quotations throughout this presentation neither sought nor obtained.

ADP's "Transformation Plan" Delivers No Meaningful Improvement – Shareholders Should Demand More

Observations

- **Management's commitment to ~200bps of margin expansion over 3 years is slightly below to in-line with the Company's long-term plan**
- ~75% of the stated ~500bps of "Operational Margin Expansion" is coming from variables outside of management's control
- Some fraction of ADP's termed "Operating Leverage" directly nets out against the "Pass-Through Drag" bucket
- Targeted margin expansion is extremely limited and entirely inconsistent with management's own qualitative assessment of their "progress"

ADP's "Transformation Plan"



We Expect Margin Expansion of ~200 bps From FY17-FY20F
Operational Margin Expansion of ~500 bps From FY17-FY20F
Contributors to ADP's Margin Expansion
Adjusted EBIT Margin (1) (%)
FY18F down 50-25 bps
FY19F-20F ~200 bps expansion
Collectively 1.0% - 4.0%
20%
3.5-4.5%
0.0-1.0%
0.5-1.5%
0.5-1.5%
25-26%
0.0-0.5%
(3.5-4.5%)
21-22%
FY17
Operating Leverage
Platform Migrations
Service Alignment Initiative
Productivity Initiatives
FY20F (2)
Client Funds
FY17-20F Pass-Through Drag
FY20F

<u>Not true like-for-like operating leverage</u>: Includes both PEO mix-shift *and* the mathematical impact of stripping out pass-through revenue

Includes ~20bps of "dual operations" expense already embedded in the FY17 starting base

Inconsistent with ADP's assertion that SMB margins doubled post-migration and "Small Business Market Transformation" and ADP's claim that the Company "Anticipate[s] Similar Benefits in Mid- and Up-Markets"

Note: Emphasis added.

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The Numbers Don’t Add Up With Management’s Plan ADP’s Self-Described SMB Transformation ________________________________________________ Note: Emphasis added. ADP claims to have doubled SMB margins while growing the topline 8% and improving retention by 320bps The company notes they “Anticipate Similar Benefits in Mid- and Up-Markets” Yet, ADP’s Plan reflects de minimis anticipated benefits from platform migrations, most notably in the Mid-market, in its projections Observations

Why is management not committing to margin improvement from platform migrations? For years, ADP has been highlighting efficiency opportunities post-migrations: ADP is set to complete Workforce Now platform migrations in the mid-market later this year, representing ~$3bn+ of revenue Despite this, ADP’s margin expansion bridge identifies a mere 0.0-1.0% margin uplift from the current base through FY 2020 from “Platform Migrations” ADP is Not Delivering Sufficient Benefits From Platform Migrations Management should be held accountable to deliver margin expansion from platform migrations which, based on the company’s own statements, is clearly available to be captured Carlos Rodriguez, ADP President & CEO “But what's not so obvious and was the gist of the question, which is a great one is, I believe that the biggest leverage of this kind of simplification of our rationalization of platform is on the back office, the service costs, training costs, the frictional cost of selling…So we believe, based on some experience on conversions or migrations that we've already done, that there is a lot of potential operating leverage, not necessarily in the R&D side, but more on the operating costs side.” Bernstein Strategic Decisions Conference, May 29, 2013

ADP's Long-Term Plan Claims ~500bps of Margin Expansion, Yet Its Plan Implies Only ~300bps

ADP's Claim	Reality
"Operational Margin Expansion of ~500 bps From FY17-FY20F"	✖

- ✖ **ADP claims to generate ~500bps of operational margin expansion from FY17 through FY20, but that's not true**

ADP's current plan calls for ~300bps of net operational margin expansion

- ✖ **ADP's cadence of operational margin expansion (300bps over 3 years) is consistent with its historical results**
- ✖ **~30% of the total net margin improvement is driven by PEO mix-shift, NOT underlying Employer Service margin expansion**

> *"ADP's margin guidance appears to only anticipate ~200bps expansion in employer services (the rest from the PEO), which we view as low… We believe there is sufficient evidence to suggest some additional margin expansion in employer services is likely doable."* **- Lisa Ellis, Bernstein (Sep 19, 2017)**

- ✖ **Projected Employer Services flow-through margins of ~34% are largely consistent with historical results, *despite the inclusion of ongoing productivity initiatives (Service Alignment Initiative, platform migrations, etc.)***

On the next page, we deconstruct ADP's transformation plan

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Deconstructing ADP’s Long-Term Operating Plan Note: Blue boxes represent mid-point of ADP’s long-term plan. Green boxes represent PSCM assumptions. Red boxes denote a highlighted output. ~300bps of net operational margin expansion ADP’s Long Term Plan ES margins expanding only ~220bps

What is The Risk of the Status Quo? ADP’s current status quo is harming its long-term competitive position The risk of inaction is great; ADP is already losing share If customers are lost, they can be lost for a decade or more Exceedingly slow transformation is harmful Competitors are moving faster than ADP as ADP falls further behind If ADP is not the HCM provider, but rather payroll only, it will lose future sell-in opportunities as HCM continues to expand Payroll-only market growth à L-S-D%, HCM growth is in Beyond Payroll Current legacy products and systems must be addressed with urgency Existing products are old and inefficient, and becoming more so over time Spreading resources across disparate old legacy platforms reduces capital for investments, and leaves stranded costs on as customers exit “The first step to recovery is admitting you have a problem. They’ve known this for 10 years but the number of products has increased, not decreased… It spreads your IT dollars like peanut butter.” – Former SVP, Technology

ADP's Advisors Roll Out Activist Defense 101… We've Seen This Playbook Before

Tactic	Canadian Pacific (1)	ADP
"They Don't Understand"	"Pershing Square has demonstrated a lack of understanding of Canadian Pacific's business."	"Pershing Square and its director candidates have demonstrated a lack of knowledge and understanding of ADP and its current operations…"(3)
"Their Plan Isn't Specific"	"Pershing Square has disclosed no specific plan to achieve its stated operating ratio targets."	"Furthermore, Pershing Square has provided no clear roadmap on how it intends to accomplish the returns that it has targeted…"(4)
"It's Just Too Risky"	"Pershing Square's Proposal is Ill-Conceived and Introduces Unwarranted Risk to Shareholder Value."	"[Pershing Square's plan] presents major business risks for ADP. This could do serious harm to our client relationships, disrupt mission-critical technologies, and put ADP's client retention -- and by extension the ADP business model -- at significant risk."(5)
"We're Already Doing This"	"Canadian Pacific is Aggressively Executing a Successful, Value-Enhancing Plan."	"ADP's Corporate Strategy is Focused on Transformation… ADP has been pursuing this change at an aggressive yet responsible pace."(6)
"They Lack the Skills"	"Pershing Square's nominees who accompany Mr. Ackman have no evident railroad industry experience and add no other complementary industry experience."(2)	"The Board determined that none of the Pershing Square nominees would bring additive skills or experience to ADPs Board."(7)

(1) CP Proxy.
(2) CP Open Letter to Shareholders. January 9, 2012
(3) ADP Investor Presentation. September 12, 2017.
(4) ADP Stockholder Letter. September 14, 2017.
(5) *Id.*
(6) ADP Press Release. September 7, 2017.
(7) ADP Stockholder Letter. September 14, 2017.

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Canadian Pacific: What We Said – What Happened

	CANADIAN PACIFIC	ADP
Existing Margins / Unaffected Share Price (1)	**19% / ~C$46**	**20% / ~$97**
Pershing Square Target Margins	**35% (Year 4)** (2)	**32% (Year 5)** (5)
Projected Future Share Price	**~C$140 (3 Years)** (2)	**~$220-$255 (4 Years)** (5)
Company Response to Pershing's Targets	*"Pershing Square's operating ratio targets for Canadian Pacific are unrealistic and lack credibility."* (3) *"Curves and grades is physics, and the dismissive comments by Mr. Harrison indicates a clear lack of research or understanding or both."* (4) *"Based on a comprehensive review, Oliver Wyman confirmed that CP's Multi-Year Plan 2014 target is ambitious, but achievable. And they also concluded that Pershing Square's stated OR target is both unrealistic and unachievable by 2015."* (4)	*"The ADP Board is concerned by Pershing Square's claim that ADP can increase its operating margins by an extreme 1,600 basis points from ADP's already strong and increasing margins."* (6)
Realized Margins	**39% (Year 4)**	
Realized Share Price	**~C$223 (3 Years)**	

(1) Share price prior to Pershing Square's rapid accumulation phase.
(2) Pershing Square. The Nominees for Management Change. February 6, 2012.
(3) CP Proxy.
(4) CP Analyst Day, March 27, 2012.
(5) Pershing Square. ADP: The Time is Now. August 17, 2017.
(6) ADP Press Release. September 7, 2017.

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Why is ADP Unwilling to Achieve its True Potential? Current initiatives should be paired with a more comprehensive plan to achieve ADP’s full structural potential ADP has additional opportunities to improve performance, including: Corporate restructuring / reducing legacy silos / spans-and-layers Design products for self-sufficiency; restructure support organization, reduce labor intensity Implementation automation Back-end technology improvements Reduced spending on legacy platforms Technology and innovation leadership While ADP claims to have some elements of these workstreams underway, while entirely ignoring others, the company has made no commitment to deliver on the margin improvement these changes should drive

You Can’t Have it Both Ways: ADP’s Usage of Select Data Points is Misleading ADP: “Compounded annual revenue growth of 7% over the last 5 years, with 580bps increase in net operational margins” ________________________________________________ Revenue growth includes PEO pass-throughs while stated margin expansion excludes pass-through, effectively inflating the stated true economic revenue growth. Gains achieved over a 6 year period (FY 2011 through FY 2017), not 5 years. Margins Calculated NET of PEO Pass-Throughs: The exclusion of pass-throughs increases stated margin expansion When presented this way, the following statement is true… Compounded annual revenue growth of 5.8% over the last 6 years, with 580bps increase in net operational margins (ex-float, ex pass-throughs) ADP picks and chooses inconsistent data points to generate misleading and intellectually dishonest conclusions Revenue Growth Calculated GROSS of PEO Pass-Throughs: Growth rate overstated relative to true net economic revenue growth When presented this way, the following statement is true… Compounded annual revenue growth of 7.3% over the last 6 years, with 380bps increase in operational margins (ex-float)

ADP’s Prior Dispositions Demonstrate the Opportunity for Improvement at ADP

Solera (f.k.a. Claims Services within ADP): sold by ADP April 2006 Operating margins increased 2,000bps from 18% to 40% five years post-ADP Key drivers: “attack waste,” facility rationalization, organizational restructuring, delayering the organization, improved customer relationships CDK Global (f.k.a. Dealer Services within ADP): spun by ADP September 2014 Operating margins increased 1,000bps from 16% to 26% within three years of spin off, with CDK estimates of >35% margins (+1,900bps) by end of year four Hired consultant to help evaluate potential; publicly announced plan Progress was consistently positive, with immediate and continual increases in earnings, cash flow, and shareholder value Necessary investments were modest and more than offset by immediate and meaningful improvements in efficiency CHSA / COBRA business: sold by ADP November 2016 EBITDA margins are expected to double under its new owner WageWorks ADP’s Past Dispositions Provide a Roadmap for Value Creation at ADP These dispositions highlight ADP’s inadequate business oversight and governance. These transformations included cultural and operational efficiency initiatives that are directly relevant to ADP

Gary Butler, ADP, Former CEO “Yes. Again, the business model there is no different than Employer Services. Again, sans acquisitions or significant investments, we would expect the core Dealer business to improve its margins 0.5 point a year as a way to think about it. So there are clearly 2 or 3 more points of margin improvement available in the Dealer market over a planning horizon.” - ADP FY Q3 2007 Earnings Call – May 1, 2007 Under ADP’s Ownership, Dealer Services Delivered Only Marginal Gains; After Spin-Off, It Made Enormous Progress ADP’s plan for Dealer Services identified only ~50bps of incremental margin per annum “no different than ES” Steven Anenen, CDK Global, Former CEO “What we have done with the Board is we said, listen, now is a perfect time for us…Let's look at all of our margins and see if there are areas we could get a lot more effective. So, leaning a process out from early days of design to where it might be today, leveraging technology that was not available perhaps in the past, using our capital appropriately for that technology I think is important. “Looking at our facility footprints. Are we optimized around facilities? And if we are not what should we do? And if there are ways we can improve our procurement we should look at that in a more strained eye to say that there's areas in that area that we can improve. “How effective are we relative to service or implementation and are we leveraging all the technologies available?… All of those things are up for review and we're going to take it in a mindful manner. We are using an outside firm to help us.” - CDK FY Q2 2015 Earnings Call – February 5, 2015 A thorough evaluation of CDK’s potential revealed enormous opportunity

Many areas of the transformative opportunity at CDK are similar to those which exist at ADP CDK Global: Many Efficiency Opportunities Similar to ADP ________________________________________________ Source: CDK FY Q3 2017 Results, May 2, 2017. CDK Business Transformation Plan

ADP attacks our CDK case study based on the non-sequitur that CDK’s Adjusted EBITDA adds back both stock-based compensation and one-time restructuring charges If the goal of the comparison (at left) between ADP’s and CDK’s Adjusted EBITDA margins is to make the point that they are similar today (on an absolute basis), it is relevant to note that CDK’s margins are projected to expand by an additional ~800bps over the next 2 years ADP’s Response: Obfuscate with Misleading Margin Comparisons ADP Representation “Is Pershing Square Looking at the Right Margin? ADP Margin Comparisons for Most Recent Fiscal Year” Pershing Square Observations CDK Global: “Remain committed to achieving target FY18 adjusted EBITDA margin of 35% and FY19 adjusted EBITDA exit margin of 40%” (FY Q3 2017) That being said…this misses the point of the CDK case study altogether +800bps

ADP Attempts to Obfuscate the CDK Case Study – Any Way You Cut It, CDK’s Performance Lagged Under ADP ADP’s comparison misses the point: Whether looked at on an Adjusted EBITDA or Adjusted EBIT margin basis, CDK’s margins increased massively after it was disposed of by ADP. CDK’s underperformance under ADP and massive outperformance after spinoff is an indictment of ADP’s current management’s and board’s oversight and execution CDK Global Margins Over Time (%) (1) ________________________________________________ Adjusted margins expensed stock-based compensation and D&A. 2014 EBIT adjusted to expense $16.8m of incremental costs associated with the formation of corporate departments as a stand-alone public company. These costs were incurred in fiscal 2016 and have been reflected as adjustments in fiscal 2014 to present these periods on a comparable basis. +1,900bps

Solera (Formerly ADP Claims Services Group)

ADP's Claims Services Group expanded margins by ~2,000bps within 5 years after sale by ADP

Adjusted EBITA Margins (%) (1)



Adjusted EBITA Margin (%)
50%
40%
30%
20%
10%
0%
Under ADP Ownership
Sale Completed (April 2006)
18%
20%
27%
32%
35%
38%
40%
2005A
2006A
2007A
2008A
2009A
2010A
2011A
ADP
Solera

"[O]ur performance was strengthened by our guiding principle to always attack waste... This included an effort to begin rationalizing our facilities and organizational assignments to drive unnecessary expense out of the business and to improve our customer intimacy by delayering the organization. We remain focused on executing our global pipeline of opportunities to improve our efficiency and reduce our waste. This will remain a major focus in fiscal year '08 and beyond." – Tony Aquila, CEO, President, Chairman[2]

Source: ADP and Solera Holdings Inc. SEC filings and transcripts.

(1) Adjusted EBITA adds back restructuring costs, acquisition related costs, litigation related expenses (most notably in FY'2015) and amortization of intangibles. Stock based compensated is expensed throughout.

(2) Q4'2007 Solera Holdings Conference Call. September 6, 2007.

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History Repeats Itself – Another Recent Example: CHSA / COBRA Business Sold to WageWorks

- In November 2016, ADP sold its Consumer Health Spending Account (“CHSA”) and Consolidated Omnibus Reconciliation Act (“COBRA”) businesses to WageWorks for $235m
  - CHSA/COBRA was a high-touch “service” business owned by ADP

- **WageWorks plans to double the business’s margins within 12 to 18 months**

ADP’s business had a “mid-teens” Adjusted EBITDA margin at acquisition…

*“But when you consider the fact that we absorbed an acquisition of the size that we acquired from ADP's businesses of roughly **$90 million annualized revenues and [Adjusted EBITDA] margin profile in the mid-teens**, maintaining [~30% Adjusted Consolidated EBITDA] margins is pretty impressive on that basis.”* (1)

…Margins are expected to rise to ~30% within 12 to 18 months

*“[The ADP] business will continue to improve over the next 12 to 18 months where **we will end up getting that up to our corporate [Adjusted EBITDA] margins of roughly about 30%**.”* (2)

This sale of CHSA/COBRA, and WageWorks’s plan to double margins in that business, highlight yet *another* example of ADP’s inadequate business oversight and governance

Source: WageWorks financial press releases, management commentary.
(1) Colm Callan, CFO, WageWorks. William Blair Growth Stock Conference (June 14, 2017).
(2) Joseph L. Jackson, Chairman and CEO, WageWorks. William Blair Growth Stock Conference (June 14, 2017).

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Governance and Management Compensation

ADP is Highlighting the Wrong Director Choice For Shareholders ADP already has relevant technology experience on the board and we are NOT seeking to replace these directors – the directors we are replacing have no technology experience ADP says our directors are not qualified because they are not technology executives – that misses the point entirely ADP needs skills beyond technology expertise to effectuate a proper transformation. We are seeking to add directors with fresh perspectives and relevant expertise in business transformation and operating efficiency to accelerate the necessary changes required for ADP to achieve its full potential ADP’s Spin

The Nominees for ADP’s Transformation Bring Relevant Skills and Fresh Perspectives William Ackman Veronica Hagen Paul Unruh Investor in the HCM industry for a decade Investments in a number of successful business transformations similar to ADP, providing valuable insights that can be applied to the benefit of ADP As one of the largest owners of ADP with a long-term outlook, total alignment with all shareholders Extensive global executive leadership experience in competitive industries where focus on operational efficiency and productivity were paramount to long-term success Personally invested over $300,000 in ADP common stock, more than any current ADP director Instrumental in leading the cost and business transformation at Symantec as a member of a board subcommittee responsible for generating >$400 million of cost savings Personally invested over $300,000 in ADP common stock, more than any current ADP director

ADP's Attacks on Our Directors are Purposely Misleading and Intellectually Dishonest

ADP's Selective and Misleading Claims

Bill Ackman

- Director at Valeant—stock plummeted when company's accounting practices were questioned—resigned and sold entire position for $3 billion loss
- Director at J.C. Penney—resigned and sold entire position after stock declined materially while on the board
- Target—ran proxy fight for majority of the board and lost
- Borders—company declared bankruptcy and Pershing Square incurred losses

Veronica M. Hag

- Director at C ... ous SEC filings over the past
- Director at Th ... deceptive financial reporting
- Chair of Compensation Committee at Newmont—approved controversial excessive CEO compensation plan

V. Paul Unruh

- Director at privately-held Bechtel Enterprises for 25 years—resigned during a "financial crisis" at the company
- Director of Symantec Corp.—Chairman of the Audit Committee during ongoing shareholder litigation

Selective and Misleading – Intellectually Dishonest

ADP's dishonest tactics are not in the best interest of shareholders and obfuscate the real question at hand – Is ADP achieving its potential?

Pershing Square's Long-Term Track Record

- **Average return on 13Ds ~145%(1) vs. ~16% for the S&P 500 index over the same periods (Source: 13DMonitor)**
- ***Pershing Square returns since inception(2) are 523%(3), net of fees, versus 329%(4) for ADP and 184%(3) for the S&P over the same period***

ADP Highlights	But Forgets to Mention Pershing Square's 23 other 13D Investments…(1)
Valeant JCPenney Target Borders Group	Chipotle, Mondelēz International, Zoetis, Allergan Freddie Mac, FannieMae, Air Products Platform Specialty Products Corporation, CP, Restaurant Brands International AB Alexander & Baldwin, Inc., Beam, Fortune Brands Landry's, Howard Hughes The Howard Hughes Corporation GGP, Longs Drugs, Ceridian Wendy's, SPI, Plains Resources, Atlantic Realty

(1) See endnote 1.
(2) From January 1, 2004 to May 9, 2017.
(3) See endnote 2.
(4) CapIQ total return.

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Perspective of a large shareholder in the boardroom Pershing Square’s analytical resources would be available to the full Board and Management Would allow for greater focus on long-term value creation Would enable the Board to test ideas privately with a large shareholder Greater credibility with shareholders when making big strategic decisions The Value of a Large Shareholder on the Board As a large shareholder with a long-term focus, we would bring a unique perspective to the Board

ADP’s Governance Needs to Align to its Potential ADP’s governance deficiency has been (i) its failure to recognize its vast underperformance relative to its potential, and (ii) its failure to hold management responsible for delivering on this potential ADP is a market leader that should be delivering industry-best results, yet it trails competitors meaningfully Beyond not fulfilling its operating profit potential, operational underperformance lessens ADP’s long-term competitive positioning Incremental margin gains from operating leverage are not enough Long-term guidance and compensation targets ≠ operating potential Compensation is misaligned - examples: Business Unit leaders appear to have very little compensation tied to results they actually control New Business Bookings, R&D, and other targets do not appear to be properly set ADP is vastly underperforming its potential Management compensation is not aligned to operating potential

Executive Compensation is Set at a Lower Bar than ADP’s Long-Term Plan and Annual Guidance ________________________________________________ Source: Company Filings, March 2015 Investor Day Presentation and September 2017 Investor Presentation (1) Excludes $0.02 benefit from repurchases related to $825mm special dividend received after the CDK spin-off. Guidance range including the $0.02 benefit was 12-14% FY 17 Revenue Growth FY 16 FY 15 Adj. EBIT Growth Adjusted EPS Growth LT Plan Range 11-13% (1) 7-9% 12-14% Note: EPS guidance and compensation target often assumes buybacks greater than the ~1% assumed in L-T plan

________________________________________________ Source: Company Filings and March 2015 Investor Day Presentation (1) Pro forma numbers per management proxy, adjusted for gains/losses on divestitures, charges related to service alignment and workforce optimization, accounting standard updates, acquisitions and foreign currency fluctuations Management Has Not Met its Long-Term Plan (1) (1) Management’s newly released plan projects significant improvement in FY 2019 and FY 2020 – ADP must hit these outer year goals to produce overall performance at the lower end of its long-term plan targets for revenue growth and margin expansion, although EBIT would still trail Management has missed its own Long-Term Plan targets on revenue, margins, and operating income growth

Shortfall becomes outperformance, boosted by taxes and increased buybacks ________________________________________________ Source: Management Proxy Circular, Company filings, FY17 Q4 Earnings Transcript and Earnings Presentation Despite Operational Underperformance, Non-Operating Items are Aiding Compensation Results Operational Non-Operational FY 2017 FY 2016 Less shortfall, boosted by increased buybacks FY 2017: Despite guidance reductions each quarter and EBIT below target, ADP states EPS achievement of 127%; measured without the gains from non-operational items, it was actually ~83% FY 2016: ADP states EPS achievement of 88%; measured without the gains from non-operational items, it was actually 78% Operational Non-Operational While management has fallen short on operational goals in FY 2016/17, its compensation payouts have benefitted from non-operational items

Management Compensation is Misaligned: Example #1 – BU Leader Compensation Aligned? Mark Benjamin was the former Division President, Global Enterprise Services In FY 2016, Mark Benjamin received 91.2% of his target bonus… …despite abysmal performance in his Business Unit, as just 20% of his bonus was tied to the BU performance he controls (and just 10% to BU Operating Income) ________________________________________________ Source: ADP 2016 Proxy.

Management Compensation is Misaligned: Example #2 – New Bookings Targets Appropriate? In FY 2016, ADP management received a 185% payout on its New Business Bookings Growth target Were New Business Bookings Growth targets set properly in light of favorable industry conditions (including ACA tailwinds), the impact of PEO gross pass-through and other non-economic drivers which inflate bookings, as well as the significant growth in ADP’s salesforce in recent years? ________________________________________________ Source: ADP 2016 Proxy. We are, of course, supportive of all profitable new business bookings ADP can generate, but annual targets should be set relative to industry conditions and sales force additions (to account for productivity)

Rather than set targets for actual reductions in bloated legacy R&D spend, in FY ‘15 and some prior years, the Board set targets based on legacy R&D as a % of total R&D spend Management Compensation is Misaligned: Example #3 – R&D Targets Appropriate? ________________________________________________ Source: ADP 2015 Proxy. This target structure rewards management despite no real improvements in ADP’s problematic underlying legacy R&D spending levels Note: New Product R&D spend levels should be set separately and justify the investment over the long-term Carlos Rodriquez – FY Q3 2015 Earnings Call, April 30, 2015 “So we've actually set a goal to be -- four years ago, to try to move how much we were spending on maintenance versus [new]. And, I think what we relayed to you, was that about 40% of our R&D spend was on new and 60% was on maintenance. And so, I think it's a couple of quarters ago, that we actually switched that around. And now, we're spending 60% on new and 40% on old. I think, as Jan likes to point out to the organization, some of that is just because of total spend has gone up. And, most of that spend, the increased spend, is on new. And so, we have not necessarily, decreased dramatically our spend on some of our legacy platforms… …But, the bottom line is that, I think, as we've increased the spend overall, and we've held or slightly decreased the spend on our legacy platforms, that mix has shifted over now to 60% on new products and services and 40% on old. So, we're very very happy about that. Because, that was a goal that we set several years ago. That, by the way, happens to be in my management MBOs and as well as my teams. Because, we think it's the right thing to do to continue to invest more in product and technology.”

Category Example of Historical Disclosure Year Last Reported Currently Reported? Revenue and Client by Sub-Segment “[SMB] is about $1 billion of revenue, it comprises about 382,000 clients… Then in the major accounts space… our revenue is about $2 billion in that space, 63,000 payroll clients... We have about a little over $2 billion of revenue in [Enterprise] and 4,000 clients.” Circa 2010 Payroll vs. Beyond Payroll Growth “[R]evenues from our traditional payroll and beyond payroll Employer Services businesses grew 3% and 13%, respectively, in fiscal 2011…” FY’2011 ________________________________________________ ADP management recently disclosed on a one-off basis that ADP’s upmarket business was >20% of revenue and 2,000 to 3,000 clients. (source: Q3’2017 Earnings Call) ADP has Reduced Important Disclosures ADP has significantly reduced relevant disclosure, making it challenging for investors to analyze underlying business trends and ADP’s competitive position by sub-segment (1)

Improved Disclosure Would Allow for Analysis of ADP’s Performance Additional disclosures would allow investors to analyze the performance of the business in its underlying sub-segments and increase management accountability for performance relative to competitors and potential ADP should provide relevant, critical disclosure to investors: Sub-segment, business unit disclosures: Revenue, Client Count, Retention, and Bookings by Sub-Segments in ES (SMB, Mid-Market, Enterprise, International), as well as the PEO Profitability by Sub-Segment in ES We don’t view the disclosure of these metrics as competitively sensitive Many of these metrics are readily available and align with how the business is managed internally, and are often used in the compensation of management and associates

ADP should provide relevant, critical information to investors: Isolate float as a separate reported line item in segment financials Revenue, Client Count, Retention, and Bookings by Sub-Segments in ES (SMB, Mid-Market, Enterprise, International), as well as the PEO Profitability by Sub-Segment in ES ADP should set appropriate margin targets and provide regular progress updates ADP should align incentives to ADP’s structural potential Set compensation based on achievement of ADP’s structural potential rather than modest incremental improvements in reported metrics ADP Should Improve Transparency, Set Appropriate Targets, and Align Incentives Additional transparency would allow investors to analyze the performance of the business in its underlying sub-segments and increase management accountability for performance relative to competitors and potential

ADP’s Total Shareholder Return: Overstated and Trailing its Actual Peers

ADP Claims to Have Generated a 203% TSR… ADP Shareholder Letter ADP Investor Presentation “ADP’s Leadership has Delivered Results 203% Total Shareholder Return (TSR) under Carlos Rodriguez, significantly outperforming the S&P 500 and peers” ADP uses a purported 203% TSR over CEO Carlos Rodriguez’s tenure as a centerpiece of its activist defense campaign, and claims to be outperforming its “HCM-related” peers

...But ADP's Purported 203% TSR is Misleading

ADP has generated a 141% TSR when measured correctly(1)

ADP's purported 203% TSR calculation is misleading:	Boost to TSR
▶ **Wrong Start Date**: Uses the day after Carlos Rodriguez became CEO as the start date of the TSR calculation, which boosts the TSR by 10 percentage points as the stock declined 3.9% on the day of the new CEO announcement from $52.85 to $50.79	***+10ppts***
▶ **Does Not Use the Unaffected Price**: Uses an inflated intraday 12:00pm July 27th share price of $111.65, due to Pershing Square's rapid accumulation of ADP shares and market rumors of our investment, rather than the unaffected price of ~$97.08	***+41ppts***
▶ **Includes CDK Outperformance**: Includes the performance of CDK – after it was spun off by ADP – which is inconsistent with the methodology used in ADP's own SEC filings. ADP's board and management deserve no credit for CDK's post-spinoff performance which was boosted by activist investors and CDK's decision to pursue a transformation plan. The correct TSR calculation assumes a sale of the CDK shares on the day of spinoff and reinvestment of the proceeds in ADP's stock	***+12ppts***

ADP also uses a distorted peer group to assert its "outperformance"

Source: Capital IQ; Total Shareholder Return from November 8, 2011 to May 9, 2017, prior to Pershing Square's rapid accumulation of ADP shares and market rumors of our investment.
(1) Dividend adjusted share price, assuming dividends reinvested (including CDK proceeds reinvested at time of spin-off).

94

ADP’s Purported 203% TSR: Wrong Start Date, Boosting ADP’s Reported TSR by 10ppts ADP TSR calculation uses the November 9th closing price, the day after Mr. Rodriguez was named CEO, which boosts ADP’s reported TSR by 10ppts ADP Share Price (Week of Nov 7, 2011) ADP TSR Calculation Page 5, footnote 2: “ADP TSR of 203% is from close of 11/9/2011 to intraday 7/27/2017…” Mr. Rodriguez’s Actual Start Date ADP TSR starting point, after Mr. Rodriguez is named CEO Mr. Rodriguez’s actual start date – ADP press release distributed pre-market on November 9th Mr. Rodriguez’s Employment Agreement Form 8-K (November 8, 2011) (3.9)% Announced Pre-market on November 9th 7:46AM

ADP's Purported 203% TSR: Includes Increase in Share Price Due to Pershing Square's Rapid Accumulation & Market Rumors, Boosting ADP's Reported TSR by 41ppts



ADP Share Price & Spread in Share Volume vs. Prior 5 Year Avg. Daily Volume
May 3, 2017: ADP reports weak FY Q3 results, revises full year bookings downward again. Stock declines 6.2%
June 20, 2017: Goldman Sachs downgrades to neutral from buy – lowers price target from $115 to $108
July 11, 2017: Morgan Stanley lowers estimates, warns on 2018 guidance
ADP's TSR uses intraday price of $111.65
Rumors of PS's investment leaked to the market(2)
June 1, 2017: Evercore ISI downgrades to underperform – lowers price target from $95 to $85
July 18, 2017: Barclays downgrades from OW to EW – lowers price target from $110 to $105
May 10, 2017: PS begins buying ADP Stock
Unaffected Share Price ~$97
Volume spikes to ~6x the historical average volume(1,2)
Share Price
$118
$112
$106
$100
$94
Vol Spread vs. 5-Yr Avg.
6.0x
4.0x
2.0x
0.0x
1-May
10-May
19-May
31-May
9-Jun
20-Jun
29-Jun
11-Jul
20-Jul
25-Jul

Pershing Square's and our hedging counter party's purchases from May 10th to July 27th intraday at 12:00pm represented ~13% of total ADP volume traded during that period, and 28% of July 27th volume(3)

(1) Historical average based on the average of the prior 5 years' trading volume, aligned backward around FY Q4 earnings for proper comparability. (Source: Bloomberg)
(2) Our investment in ADP was leaked to the market on or before July 25th - we were contacted by a media outlet on July 25th requesting confirmation of our investment.
(3) In determining Pershing Square's volume, we assume that all derivatives purchased (or sold, respectively) by Pershing Square resulted in a hypothetical delta-equivalent purchase (or sale, respectively) of common stock in the marketplace.

96

________________________________________________ In determining Pershing Square’s volume, we assume that all derivatives purchased (or sold, respectively) by Pershing Square resulted in a hypothetical delta-equivalent purchase (or sale, respectively) of common stock in the marketplace. Historical average based on the average of the prior 5 years’ trading volume, aligned backward around FY Q4 earnings for proper comparability. (Source: Bloomberg) Our investment in ADP was leaked to the market on or before July 25th - we were contacted by a media outlet on July 25th requesting confirmation of our investment. On May 3th, pre-market, ADP released weak FY 2017 Q3 results, which included a reduction in FY guidance and bookings, causing ADP’s stock to decline by 6% from $104.01 to $97.51 Pershing Square begins its rapid accumulation of ADP stock on May 10th. The stock closed at $97.08 on the previous day (May 9th) From May 10th to July 27th Intraday at 12:00pm: No material news about the Company is released by ADP ADP’s stock is downgraded by 3 analysts, with 0 upgrades On July 27th, pre-market, ADP releases FY Q4 2017 earnings and FY 2018 guidance, which calls for FY 2018 EPS which are 4% below consensus Meanwhile, Pershing Square acquires a substantial ownership stake in ADP May 10th to July 27th at noon: Pershing Square’s and our hedging counterparty’s purchases represented ~13% of total ADP volume traded during that period, and 28% of July 27th volume (1) Aggregate volume over this period was ~2x historical levels (2) Late July: Pershing Square’s investment in ADP leaks to the market, causing ADP’s share price to spike with trading volume ~2x to 6x historical levels (2,3) ADP’s Purported 203% TSR: Includes Increase in Share Price Due to Pershing Square’s Rapid Accumulation & Market Rumors, Boosting ADP’s Reported TSR by 41ppts (cont’d.)

“Prior to the recent developments between ADP and activist investor Bill Ackman of Pershing Square, many investors believed in a $95- $100 outcome for ADP (as did we, with our prior $98 target)... ”- Ashwin Shirvaikar, Citi (Aug 16, 2017) “[W]e get asked all the time, how much of Ackman is in the stock? We think it’s probably about 7-8% right now. We’d expect the stock would probably be trading down around $100 if Pershing had not gotten involved.” - Lisa Ellis, Bernstein (Sep 19, 2017) ADP’s TSR calculation uses a Pershing Square-inflated stock price of $111.65, which boosts ADP’s reported TSR by 41ppts “Using ADP’s historical premium to the S&P, the stock would trade at $94-$100, or 6-12% below current levels [if shareholders and the Board completely reject Pershing Square’s proposals.]” - David Grossman, Stifel (Sep 12, 2017) Pershing Square’s TSR analysis for ADP assumes an unaffected stock price of $97, ADP’s closing price as of May 9th, prior to Pershing Square’s rapid accumulation of ADP shares and rumors of our investment in ADP Analyst commentary confirms an unaffected price in the $94-100 range (mid-point ~$97): Analysts Agree That ~$97 is The Unaffected Price

“We have done a deep dive in our organization and performed a comprehensive optimization analysis. As a result, we have developed and are in the process of implementing a compelling transformation plan to significantly increase profitability… “We will significantly expand margins. We are targeting 1,300 basis points of margin expansion over the next three years and a 35% EBITDA margin for fiscal 2018.” - Steve Anenen, President and CEO (Jun 16, 2015) CDK Transformation Plan Total Return 122% 51% ADP’s Purported 203% TSR: Includes CDK Outperformance; Boosts Reported TSR by 12ppts CDK vs. ADP Total Return(1) ________________________________________________ Source: Capital IQ; Dividend adjusted share price, assuming dividends reinvested. Total return from September 30, 2014 (the effective date of CDK’s spin-off from ADP) to July 25th, 2017. CDK’s rapid share price appreciation was driven by it’s board and management embracing activists’ recommendation of adopting and executing a transformation plan ADP does not deserve credit for CDK’s outperformance post spin-off. In fact, ADP is responsible for the underperformance of this business prior to spin-off

ADP’s Form 10-K TSR (FY 2017) In ADP’s calculation of its TSR in its own SEC filings, it treats the CDK spinoff as a dividend, assuming it is sold by shareholders on the day of spinoff and the proceeds are reinvested in ADP stock on that day. This is the correct methodology In determining its 203% TSR in this proxy contest, ADP assumes shareholders retain the CDK spinoff and includes its outperformance in return calculations, which boosts the TSR by 12ppts There is no legitimate basis for including CDK in management’s TSR, particularly when the actions which led to CDK’s outperformance were catalyzed by activists after CDK was no longer overseen by ADP’s board and management ADP’s SEC filings use the dividend reinvestment methodology when calculating its TSR 137% TSR using ADP’s SEC methodology ADP’s treatment of the CDK spinoff in its 203% TSR calculation is inconsistent with its own SEC filings ADP’s Purported 203% TSR: Includes CDK Outperformance; Boosts Reported TSR by 12ppts ADP’s TSR calculation incorrectly includes CDK’s outperformance post spin-off, which boosts the reported TSR by 12ppts

Paychex TSR: (1) (3) (2) 138% 8% (5%) 9% 150% 146% NA 150% Spread (%): 3% 2% 23% 14% 41% 5% NA 53% ADP’s Actual TSR Relative to Management’s Claim ADP management’s TSR is 141% when measured correctly ________________________________________________ Source: Capital IQ; Dividend adjusted share price. Assumes dividends reinvested (including CDK proceeds reinvested at time of spin-off). ADP announced the promotion of Carlos Rodriguez pre-market on November 9th, 2011 following his appointment as CEO on November 8, 2011. ADP’s current TSR calculation incorrectly uses the market close price on November 9th (vs. November 8th). ADP’s stock price declined 3.9% on the day of Rodriguez’s announcement. Pershing Square represented a significant percentage (~13%) of total ADP volume traded between May 10th and July 25th when rumors of our investment leaked. Our investment in ADP was leaked to the market on or before July 25th - we were contacted by a media outlet on July 25th requesting confirmation of our investment. ADP’s Actual 141% TSR vs. Management’s Purported “203%” TSR Rumors of PS & PS’ Rapid Accumulation (3) Wrong Start Date (1) Impact of CDK Inclusion Market Impact of PS’ Accumulation (2) Does Not Use the Unaffected Price

ADP's Selected Peer Group is Misleading

Pershing Square Observations

- ~91% of ADP's market-cap weighting of "HCM-Related Players" consists of Microsoft, Oracle, IBM and SAP, which are largely non-HCM businesses
- Actual peers have essentially no weighting:
  - Paychex – ADP's single largest competitor and primary competitor in small-market – has only a 2% weighting
  - Workday and Ultimate Software – ADP's closest enterprise competitors – have only a collective 3% weighting
  - Paycom and Paylocity – ADP's competitors in its largest segment, mid-market – have only nominal exposure in ADP's methodology
  - 16% of ADP's profit comes from its PEO business, yet its selected peer group has only nominal exposure to the two pure-play PEO competitors (Insperity and TriNet)

ADP's "HCM-related players" Peer Group

	Market Cap ($M)	Weighting
Benefitfocus	1,116	0%
Cornerstone OnDemand	2,342	0%
IBM	135,152	12% ←
Insperity	1,522	0%
Intuit	35,656	3%
Microsoft	574,971	49% ←
Oracle	217,370	19% ←
Paychex	20,867	2%
Paycom	4,162	0%
Paylocity	2,475	0%
SAP	129,312	11% ←
The Sage Group	9,787	1%
TriNet	2,369	0%
Ultimate Software	7,007	1%
Workday	21,442	2%

ADP's Actual HCM Peer Group

	TSR Competitor Market-Cap Weighting	
Competitor	5 Year	1 & 3 Year
Paychex	67%	36%
Ultimate Software	20%	11%
Workday	0%	33%
Insperity	6%	3%
TriNet	0%	4%
Cornerstone OnDemand	7%	4%
Paycom	0%	7%
Paylocity	0%	4%
Total	**100%**	**100%**

(1) Estimated 2011-2017 CAGR. Based on Wall Street research, IDC (Payroll and HCM vendor share report) and ADP's 2015 Analyst Day presentation.
(2) Jan Siegmund. Q2'2016 Earnings Call. February 3, 2016.
(3) Bloomberg Best blended forward P/E multiple.

102

________________________________________________ Source: Capital IQ; Total Shareholder Return from November 8, 2011 to May 9, 2017, prior to Pershing Square’s rapid accumulation of ADP’s stock. Dividend adjusted share price, assuming dividends reinvested (including CDK proceeds reinvested at time of spin-off). Total Shareholder Return vs. Actual Competitors ADP’s actual total shareholder return is in line with Paychex, but trails Ultimate Software, Insperity, and Cornerstone OnDemand Total Return +222% +138% +141% +104% +293% +154% The above competitors are all HCM competitors which were public at the time of CEO Carlos Rodriguez’s appointment as CEO

ADP’s TSR Trails its Actual Competitors’ ________________________________________________ Source: CapIQ, dividend adjusted share price. Total return through May 9, 2017. The starting date is the later of November 8, 2011 or the competitors’ IPO date/price (for Workday, TriNet, Paycom and Paylocity). ADP and Competitors’ Total Shareholder Return(1) ADP’s actual TSR of 141% is below a weighted average of its actual HCM competitors’ since Carlos Rodriguez’s appointment as CEO Market-Cap Weight (%) IRR (%) Market-Cap Weighted IRR (%) 36% 33% 11% 3% 4% 4% 7% 4% 17% 29% 24% 28% 24% 18% 61% 36% 26% Market-Cap Weighted TSR: 191% 17% Several ADP competitors have gone public recently and also outperformed ADP IPO: March 18, 2014 IPO: April 14, 2014 IPO: March 26, 2014 IPO: October 11, 2012

ADP's Recent TSR in Context

HCM market participants have benefited from employment growth since 2009, trends in HCM Beyond Payroll offerings, ACA demand drivers, and earnings multiple expansion

- **Businesses which participate in attractive industries *should* have positive long-term performance, and thus *should* outperform the broader market (i.e., S&P 500)**
  - ADP participates in an attractive industry with good secular growth; the global HCM industry has grown 6-7% per annum in recent years[(1)]
- **ADP has benefited from numerous industry tailwinds in recent years**
  - Strong employment growth coming out of the recession, which drove 2.7% average pays per control growth from FY 2011 to 2017
  - Growth tailwinds as the HCM industry built out Beyond Payroll which provided a strong sell-in opportunity for an incumbent with a huge installed base (ADP has suggested sell-in has been half of bookings)[(2)]
  - Significant benefits from ACA
- **ADP-specific, non-operating, drivers have aided ADP's performance**
  - ADP's assumption of $2bn in corporate debt and associated buybacks
  - P/E Multiple expansion from ~15x to ~25x[(3)]

The critical question is not whether ADP, as a participant in a great industry, has outperformed the market, but rather – how has ADP performed relative to peers?

(1) Estimated 2011-2017 CAGR. Based on Wall Street research, IDC (Payroll and HCM vendor share report) and ADP's 2015 Analyst Day presentation.
(2) Jan Siegmund. Q2'2016 Earnings Call. February 3, 2016.
(3) Bloomberg Best blended forward P/E multiple.

105

ADP Trails Its Actual Peers Over All Relevant Periods Since Mr. Rodriguez Was Named CEO

ADP's actual Total Shareholder Return ("TSR") trails its actual HCM competitors' TSRs across all relevant time periods

Since Carlos Rodriguez CEO Appointment (11/8/2011)



200%
180%
160%
140%
120%
100%
-50%
191%(2)
Includes Subsequent IPOs
165%
141%
126%
ADP
ADP Purported "HCM-Related Players" (Market Cap Weighted)
Actual HCM Competitors (Market Cap Weighted) (1)

TSR – 5 Year (from 5/9/2012)



200%
180%
160%
140%
120%
100%
80%
-46%
182%(2)
Includes Subsequent IPOs
147%
135%
110%
ADP
ADP Purported "HCM-Related Players" (Market Cap Weighted)
Actual HCM Competitors (Market Cap Weighted) (1)

TSR – 3 Years (from 5/9/2014)



80%
70%
60%
50%
40%
-24%
76%
52%
56%
ADP
ADP Purported "HCM-Related Players" (Market Cap Weighted)
Actual HCM Competitors (Market Cap Weighted) (1)

TSR – 1 Year (from 5/9/2016)



40%
30%
20%
10%
0%
-11%
30%
25%
14%
ADP
ADP Purported "HCM-Related Players" (Market Cap Weighted)
Actual HCM Competitors (Market Cap Weighted) (1)

Source: Capital IQ; Total Shareholder Return. Dividend adjusted share price, assuming dividends reinvested (including CDK proceeds reinvested at time of spin-off).

(1) "Actual HCM Competitors" comprised of a market-cap weighted index of Paychex, Ultimate Software, Workday, Insperity, TriNet, Cornerstone OnDemand, Paycom and Paylocity.

(2) Includes the TSR of competitors which went public subsequent to the TSR measurement date. The starting date for the respective competitors is the later of November 8, 2011 / May 9, 2012 (respectively) *or* the competitors' IPO date/price (for Workday, TriNet, Paycom and Paylocity).

106

Supplemental Materials

Adjusted Segment Margins ________________________________________________ Source: ADP Form 10-K (2017), Q4’2017 financial press release. Note: Assumes Clients Funds / Float Income has a 100% profit margin to Operating Profit. Per the 10K, “there is a reconciling item for the difference between actual interest income earned on invested funds held for clients and interest credited to Employer Services and PEO Services at a standard rate of 4.5%.” ADP’s “Corporate Extended Interest Income” and “Corporate Interest Expense-Short-Term-Financing” (net $34m for FY’2017) are captured in Other Income and Interest Expense, respectively. Consistent with management’s commentary we views these as fundamental to the operations of the business and bucket this income with clients funds for clarity. See ADP’s Non-GAAP EBIT margin bridge from the Q4’2017 press release. Other misc. revenue bucketed with Employer Services. Implied corporate overhead (ex-client extended income, net) allocated based % of net operational revenue. Adjusted Segment Margins ($m) (2) (3) (4) (1)

William Ackman Veronica Hagen Paul Unruh The Nominees for ADP’s Transformation William A. Ackman is the founder, chief executive officer and portfolio manager of Pershing Square Capital Management, L.P., an SEC-registered investment adviser founded in 2003. Pershing Square is a concentrated research-intensive, fundamental value investor in publicly traded companies. Mr. Ackman has served as Chairman of the Board of The Howard Hughes Corporation since November 2010. Mr. Ackman served as a director of Valeant Pharmaceuticals International, Inc. between March 2016 and May 2017 and as a director of Canadian Pacific Railway Ltd. between May 2012 and September 2016. Mr. Ackman served as a director of J.C. Penney Company, Inc. from February 2011 through August 2013 and as a director of Justice Holdings Limited from April 2011 to June 2012 when it merged with Burger King Worldwide, Inc. From June 2009 to March 2010, Mr. Ackman served as a director of General Growth Properties, Inc. Mr. Ackman is a Trustee of the Pershing Square Foundation, a member of the Board of Trustees at The Rockefeller University and a member of the Board of Dean’s Advisors of the Harvard Business School.   Mr. Ackman’s management, financial and investment experience, his service on boards of directors of public companies and his investments in public and private companies across a variety of industries provide him with valuable insight, skills and experience that can be applied to the benefit of the Company and the Board. Veronica M. Hagen served as Chief Executive Officer of Polymer Group, Inc. (“Polymer”), which was acquired by Blackstone Group (“Blackstone”). Ms. Hagen served as Polymer’s CEO from 2007 until her retirement in 2013 and served as a director from 2007 to 2015, when Polymer was sold by Blackstone to Berry Plastics Group Inc. for approximately $2.45 billion. Ms. Hagen also served as President of Polymer from January 2011 until her retirement in 2013. Polymer is a leading producer and marketer of engineered materials. Prior to joining Polymer, Ms. Hagen was the President and Chief Executive Officer of Sappi Fine Paper, a division of Sappi Limited, the South African-based global leader in the pulp and paper industry, from November 2004 until 2007. Ms. Hagen also served as Vice President and Chief Customer Officer at Alcoa Inc. She has served on the Board of Directors of American Water Works Company, Inc. since 2016 and currently serves on the Compensation Committee and the Nominating/Corporate Governance Committee. Ms. Hagen also serves as the Chair of the Compensation Committee and a member of the Nominating and Governance Committee of the Board of Directors of Newmont Mining Corporation, having served as a director since 2005. Since 2008, Ms. Hagen has served as a director of Southern Company on the Nuclear/Operations Committee and as chair of the Nominating and Governance Committee. She also served as lead director of Southern Company for two years. Ms. Hagen is a member of the Committee of 200, Women Corporate Directors, and the National Association of Corporate Directors. Ms. Hagen has extensive global executive leadership experience in competitive industries where her focus on operational efficiency and productivity were paramount to long-term success. Ms. Hagen’s experience as an executive and public company director will provide valuable skills and insights to the Board. V. Paul Unruh is presently director and Chairman of the Audit Committee at Symantec Corporation, where Mr. Unruh has served as a director since 2005. Mr. Unruh has served as director since 2011 and is presently Chairman of the Audit and Risk Committee at Aconex Limited. Mr. Unruh previously served as a director and member of the Audit and Finance Committee at Heidrick & Struggles International Incorporated from 2004-2017. Mr. Unruh is a member of the National Association of Corporate Directors as well as the KPMG Audit Committee Institute. Mr. Unruh previously served on the Board of London Continental Railways Limited, Move, Inc. and URS Corporation. Mr. Unruh is a Certified Public Accountant. Mr. Unruh retired from his 25-year tenure with Bechtel Group (“Bechtel”) in 2003. Mr. Unruh held several senior leadership positions at Bechtel, including Vice Chairman from 2001-2003, President of Bechtel Enterprises Holdings, Inc. from 1997-2001, Chief Financial Officer from 1992-1996, Controller from 1987-1991, Treasurer from 1983-1986 and Manager of Financial Systems Development from 1978-1982. At Bechtel, Mr. Unruh was a member of the three-member executive committee responsible for overall direction of the company. Mr. Unruh has obtained technology, project development, finance, accounting, human resources, legal, and strategic planning expertise through his 30 years of professional experience as a senior executive. This experience, along with Mr. Unruh’s public company board experience, will make him a valuable addition to the Board.

Endnotes Endnote 1: The companies shown on this page reflect all of the companies for which Pershing Square has filed a 13D. While the Pershing Square funds are concentrated and file 13Ds with respect to many if its investments, Pershing Square will own, and in the past has owned, a larger number of investments, including passive investments and hedging-related positions. All trademarks are the property of their respective owners. Endnote 2: Returns are for Pershing Square, L.P. (“PSLP”), the Pershing Square Fund with the longest track record. Net returns include the reinvestment of all dividends, interest, and capital gains; they assume that an investor has been invested in PSLP since inception and participated in any “new issues”, as such term is defined under Rules 5130 and 5131 of FINRA. Performance results are presented on a net-of-fees basis and reflect the deduction of, among other things: management fees, brokerage commissions, administrative expenses and accrued performance allocation (if any). The inception date for PSLP is January 1, 2004. In 2004, PSCM earned a $1.5 million (approximately 3.9%) annual management fee and performance allocation equal to 20% above a 6% hurdle from PSLP, in accordance with the terms of the limited partnership agreement of PSLP then in effect. That limited partnership agreement was later amended to provide for a 1.5% annual management fee and 20% performance allocation effective January 1, 2005. The net returns for PSLP set out in this document reflect the different fee arrangements in 2004, and subsequently, except that the tranche of interests subject to a 30% performance allocation and a 5% hard hurdle (non-cumulative) issued on January 1, 2017 is not reflected in the returns. In addition, pursuant to a separate agreement, in 2004 the sole unaffiliated limited partner paid PSCM an additional $840,000 for overhead expenses in connection with services provided unrelated to PSLP, which have not been taken into account in determining PSLP’s net returns. To the extent that such overhead expenses had been included as fund expenses, net returns would have been lower. November 2004 was an extraordinary month for PSLP, largely driven by the announcement of a merger between our first and second largest long investments.  You should not expect similar monthly performance on a regular or irregular basis in the future. Performance data for 2017 is estimated and unaudited. The market index shown above has been selected for purposes of comparing the performance of an investment in PSLP with a certain well-known, broad-based equity benchmark. The statistical data regarding the index has been obtained from Bloomberg and the returns are calculated assuming all dividends are reinvested. The index is not subject to any of the fees or expenses to which PSCM is subject. PSCM is not restricted to investing in those securities which comprise this index, its performance may or may not correlate to this index and it should not be considered a proxy for this index. The volatility of an index may materially differ from the volatility of PSCM’s portfolio. The S&P 500 is comprised of a representative sample of 500 large cap companies. The index is an unmanaged, float-weighted index with each stock's weight in the index in proportion to its float, as determined by Standard & Poor’s. The S&P 500 index is proprietary to and is calculated, distributed and marketed by S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC), its affiliates and/or its licensors and has been licensed for use. S&P® and S&P 500®, among other famous marks, are registered trademarks of Standard & Poor's Financial Services LLC.  © 2017 S&P Dow Jones Indices LLC, its affiliates and/or its licensors. All rights reserved